UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund: BlackRock MuniVest Fund, Inc. (MVF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2015

Date of reporting period: 08/31/2015

Item 1 – Report to Stockholders

AUGUST 31, 2015

ANNUAL REPORT

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed”) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to a favorable supply-and-demand environment and declining interest rates in the earlier half. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger-performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended August 31, 2015, municipal bond funds garnered net inflows of approximately $20 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $417 billion (considerably higher than the $308 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2015
6 months: 0.21%
12 months: 2.38%

A Closer Look at Yields

From August 31, 2014 to August 31, 2015, yields on AAA-rated 30-year municipal bonds rose by 7 basis points (“bps”) from 3.03% to 3.10%, while 10-year rates rose by 9 bps from 2.07% to 2.16% and 5-year rates increased 25 bps from 1.08% to 1.33% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 22 bps and the spread between 2- and 10-year maturities flattened by 20 bps.

During the same time period, U.S. Treasury rates fell by 15 bps on 30-year bonds, 14 bps on 10-year bonds and 9 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. The four largest states — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2015, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trusts’ obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	5

Trust Summary as of August 31, 2015	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds the interest of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($14.10)[1]	6.47%
Tax Equivalent Yield[2]	11.43%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of August 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BIE[5]	2.85%	4.26%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the outperformance of longer-term bonds, the Trust’s duration positioning (interest rate sensitivity) had a positive impact on performance. The Trust’s longer-dated holdings in the transportation and health sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bond yields and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Bond Investment Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$14.10	$14.58	(3.29)%	$15.69	$13.93
Net Asset Value	$15.95	$16.27	(1.97)%	$16.76	$15.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Transportation	28%	25%
County/City/Special District/School District	24	23
Utilities	15	16
Health	12	14
Education	8	7
State	8	9
Tobacco	3	1
Corporate	1	1
Housing	1	4

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	7%	10%
AA/Aa	60	59
A	24	25
BBB/Baa	6	5
BB/Ba	1	—
B	1	1
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	—
2016	2%
2017	1
2018	16
2019	30

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	7

Trust Summary as of August 31, 2015	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($15.23)[1]	5.91%
Tax Equivalent Yield[2]	10.44%
Current Monthly Distribution per Common Share[3]	$0.075
Current Annualized Distribution per Common Share[3]	$0.900
Economic Leverage as of August 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BBK[5]	3.83%	5.96%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

With this as the backdrop, the Trust’s position in longer-dated bonds benefited performance. The Trust’s allocations to the health, transportation and utilities sectors were also positive contributors to performance. The Trust’s investment-grade holdings in the AA and A rated categories contributed positively, as did its exposure to higher yielding bonds.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s position in certain longer duration bonds detracted from performance. Its use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$15.23	$15.59	(2.31)%	$16.93	$14.82
Net Asset Value	$16.49	$16.54	(0.30)%	$17.35	$16.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Health	23%	21%
Education	16	12
County/City/Special District/School District	16	20
Transportation	13	17
Utilities	13	11
State	9	6
Corporate	6	7
Tobacco	3	1
Housing	1	5

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	6%	11%
AA/Aa	43	43
A	27	22
BBB/Baa	11	14
BB/Ba	6	5
N/R2	7	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31,2014, the market value of unrated securities deemed by the investment advisor to be investment grade each representing 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	2%
2016	2
2017	3
2018	11
2019	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	9

Trust Summary as of August 31, 2015	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2015 ($13.89)[1]	5.92%
Tax Equivalent Yield[2]	10.46%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of August 31, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BAF[5]	3.68%	4.71%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the outperformance of longer-term bonds, the Trust’s duration positioning (interest rate sensitivity) had a positive impact on performance. (Bond prices rise when rates fall.) The Trust’s longer-dated holdings in the transportation, school districts, utilities and state tax-backed sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$13.89	$14.18	(2.05)%	$15.29	$13.71
Net Asset Value	$15.80	$15.97	(1.06)%	$16.57	$15.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
County/City/Special District/School District	31%	32%
Transportation	28	28
Utilities	17	19
Health	13	12
State	6	5
Education	3	2
Tobacco	1	1
Housing	1	1

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	3%	3%
AA/Aa	74	75
A	20	20
BBB/Baa	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	—
2016	—
2017	—
2018	15%
2019	19

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	11

Trust Summary as of August 31, 2015	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2015 ($13.67)[1]	6.28%
Tax Equivalent Yield[2]	11.10%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BYM[5]	4.03%	3.85%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds delivered a positive total return during the 12-month period. Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve for the full 12 months. Performance trends differed significantly during throughout the 12-month period. In the first five months (September 2014 through February 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the final seven months of the period brought weaker price performance and a steepening of the yield curve.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. The Trust’s positions in the school district and transportation sectors also contributed positively.

•

The Trust’s positions in Chicago general obligation bonds and related securities, as well as New Jersey state-appropriated credits, detracted from performance. The yield spreads on these securities widened significantly due to concerns over pension funding and the associated downgrades to the issuers’ credit ratings. The Trust was also negatively impacted by its duration exposure, as municipal yields increased slightly during the annual period. Additionally, the Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$13.67	$13.96	(2.08)%	$15.17	$13.29
Net Asset Value	$15.21	$15.56	(2.25)%	$16.14	$15.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
County/City/Special District/School District	27%	32%
Transportation	25	25
Health	13	8
Utilities	11	13
State	11	12
Education	7	6
Tobacco	3	2
Corporate	3	2

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	15%	17%
AA/Aa	57	52
A	21	26
BBB/Baa	6	5
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	3%
2016	3
2017	8
2018	17
2019	8

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	13

Trust Summary as of August 31, 2015	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($14.18)[1]	6.69%
Tax Equivalent Yield[2]	11.82%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Economic Leverage as of August 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BLE[5]	2.83%	5.01%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. The Trust’s investment-grade holdings in the AA and A rated categories contributed positively, as did its concentrations in the transportation, health, utilities and corporate-related sectors. The Trust’s positioning with respect to duration (sensitivity to interest rate movements) and the yield curve made more modest contributions. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower. Additionally, the Trust’s positions in tax-backed bonds issued by Illinois and New Jersey underperformed due to increasing concerns regarding unfunded pension liabilities and future budget gaps.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$14.18	$14.70	(3.54)%	$16.66	$13.82
Net Asset Value	$15.25	$15.48	(1.49)%	$16.09	$15.15

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Transportation	22%	20%
Utilities	16	16
County/City/Special District/School District	15	13
Health	12	14
Corporate	10	11
State	9	11
Education	9	8
Tobacco	5	4
Housing	2	3

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	7%	7%
AA/Aa	40	32
A	23	28
BBB/Baa	15	17
BB/Ba	5	5
B	1	2
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade representing 2% and 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	7%
2016	4
2017	4
2018	6
2019	18

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	15

Trust Summary as of August 31, 2015	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2015 ($14.06)[1]	6.10%
Tax Equivalent Yield[2]	10.78%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MFL[5]	7.28%	4.29%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the outperformance of longer-term bonds, the Trust’s duration positioning (interest rate sensitivity) had a positive impact on performance. (Bond prices rise when rates fall.) The Trust’s longer-dated holdings in the transportation and utilities sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	AUGUST 31, 2015

BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$14.06	$13.92	1.01%	$15.15	$13.19
Net Asset Value	$15.18	$15.46	(1.81)%	$16.01	$15.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Transportation	36%	35%
County/City/Special District/School District	18	18
Utilities	17	19
Health	10	11
State	9	9
Education	5	6
Corporate	2	—
Housing	2	1
Tobacco	1	1

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	5%	5%
AA/Aa	62	65
A	29	28
BBB/Baa	4	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	3
2018	14
2019	25
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	17

Trust Summary as of August 31, 2015	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2015 ($9.65)[1]	6.65%
Tax Equivalent Yield[2]	11.75%
Current Monthly Distribution per Common Share[3]	$0.0535
Current Annualized Distribution per Common Share[3]	$0.6420
Economic Leverage as of August 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MVF[5]	4.71%	4.27%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	3.91%	4.56%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

At a time of low total returns for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. The Trust’s exposure to long-maturity bonds benefited performance given the flattening of the yield curve. Exposure to the health and transportation sectors provided the largest sector total returns for the period.

•

The Trust’s duration positioning (sensitivity to interest rate movements) detracted modestly from performance given that bond yields rose across the yield curve during the period. The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipal bonds and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	AUGUST 31, 2015

BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary
	8/31/15	8/31/14	Change	High	Low
Market Price	$9.65	$9.83	(1.83)%	$10.59	$9.20
Net Asset Value	$10.04	$10.27	(2.24)%	$10.56	$9.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Health	24%	23%
Transportation	22	22
Education	11	10
Corporate	11	10
County/City/Special District/School District	10	12
Utilities	10	10
Housing	4	5
State	4	5
Tobacco	4	3

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	9%	10%
AA/Aa	46	49
A	23	23
BBB/Baa	13	12
BB/Ba	3	1
B	1	2
N/R2	5	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade representing 2% and 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	4%
2016	5
2017	8
2018	15
2019	20

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	19

Schedule of Investments August 31, 2015	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$145	$162,285
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	180	138,242
California — 13.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	779,975
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	137,099
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	410	484,063
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	760	836,646
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	1,000	1,143,050
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	955,400
State of California, GO, Various Purposes, 6.00%, 3/01/33	685	825,281
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	500	597,520
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	210	244,196
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	160	188,483
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,000	1,141,900

		7,333,613
Colorado — 2.8%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	750	854,925
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	580	655,000

		1,509,925
Florida — 5.1%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	105	121,354
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	1,875	2,249,231
Municipal Bonds	Par (000)	Value
Florida (concluded)
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	$305	$348,499

		2,719,084
Georgia — 1.2%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	555	633,266
Illinois — 18.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	1,590	1,903,898
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	250	252,662
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	500	530,255
5.25%, 12/01/40	750	786,960
5.00%, 12/01/44	565	589,623
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	250	284,395
5.25%, 12/01/43	1,000	1,107,780
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	750	877,215
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,000	1,151,390
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	340	374,078
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	420,604
6.00%, 6/01/28	105	123,391
State of Illinois, GO:
5.25%, 2/01/31	255	263,392
5.25%, 2/01/32	500	514,680
5.50%, 7/01/33	500	538,135
5.50%, 7/01/38	110	116,740

		9,835,198
Indiana — 2.6%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,190	1,355,946
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	900	1,026,810
Kentucky — 1.8%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	934,360
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	380	451,505

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	PSF-GTD	Permanent School Fund Guaranteed
BARB	Building Aid Revenue Bonds	HFA	Housing Finance Agency	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDB	Industrial Development Board	S/F	Single-Family
COP	Certificates of Participation	ISD	Independent School District

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	$315	$344,723

		796,228
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	675	808,427
Massachusetts — 4.6%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	428,674
Massachusetts Port Authority, Refunding RB, Series A:
5.00%, 7/01/40	1,130	1,288,109
5.00%, 7/01/45	360	408,431
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	300	345,252

		2,470,466
Michigan — 3.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	485	567,954
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	566,035
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	530	644,390

		1,778,379
Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,275,190
Nevada — 4.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,143,050
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,000	1,160,300

		2,303,350
New Jersey — 5.6%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	785,378
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	610	642,903
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	695	751,434
Series AA, 5.50%, 6/15/39	760	797,194

		2,976,909
New York — 4.1%
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	300	307,713
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	620	706,459
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	500	576,510
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	565,035

		2,155,717
Ohio — 2.8%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	840	936,440
Municipal Bonds	Par (000)	Value
Ohio (concluded)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	$500	$573,930

		1,510,370
Pennsylvania — 7.5%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	343,302
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 6.00%, 12/01/16 (a)	1,500	1,604,880
Sub-Series A, 5.63%, 12/01/31	750	867,503
Sub-Series C (AGC), 6.25%, 6/01/38	500	559,650
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	530	600,914

		3,976,249
Rhode Island — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	990	975,556
South Carolina — 1.4%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	635	731,183
Texas — 10.6%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	890	1,015,704
Central Texas Transportation Commission Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	750	805,387
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	395	449,178
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/18 (a)	470	526,583
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	75	90,773
6.00%, 8/15/45	945	1,121,498
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	500	582,970
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	280,595
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	180	204,930
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	584,690

		5,662,308
Virginia — 0.7%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	145	159,587
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	200	235,482

		395,069
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	890	965,410
Total Municipal Bonds — 102.2%		54,429,540

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	21

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California — 19.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	$1,005	$1,116,605
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,466,725
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (d)	1,410	1,637,863
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	2,079	2,475,306
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	224,390
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	2,234	2,562,108
University of California, RB, Series O, 5.75%, 5/15/19 (a)	810	949,334

		10,432,331
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	735	855,481
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	899	1,003,374

		1,858,855
Illinois — 7.3%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	1,500	1,724,430
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,180,933

		3,905,363
Nevada — 3.2%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/18 (a)	1,500	1,713,975
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (d)	585	657,959
New Jersey — 3.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	1,000	1,033,120
Series B, 5.25%, 6/15/36 (d)	840	861,135

		1,894,255
New York — 14.0%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	750	840,284
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	$1,000	$1,100,975
Series FF-2, 5.50%, 6/15/40	990	1,129,831
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,109,917
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,170	1,335,637
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	680	784,298
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	1,000	1,120,680

		7,421,622
Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	1,050	1,175,215
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,650,767

		2,825,982
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	518,972
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 58.7%		31,229,314
Total Long-Term Investments (Cost — $77,309,541) — 160.9%		85,658,854

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (e)(f)	860,286	860,286
Total Short-Term Securities (Cost — $860,286) — 1.6%		860,286
Total Investments (Cost — $78,169,827) — 162.5%		86,519,140
Other Assets Less Liabilities — 1.4%		769,305
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.5)%		(16,238,621)
VRDP Shares, at Liquidation Value — (33.4)%		(17,800,000)

Net Assets Applicable to Common Shares — 100.0%		$53,249,824

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $4,102,786.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE)

(e)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	698,423	161,863	860,286	$672

(f)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(37)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$4,701,313	$18,446

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$18,446	$18,446

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(183,536)	$(183,536)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$26,090	$26,090

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts – short	$ 5,701,355

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$85,658,854	—	$85,658,854
Short-Term Securities	$860,286	—	—	860,286

Total	$860,286	$85,658,854	—	$86,519,140

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	23

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$18,446	—	—	$18,446
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$49,950	—	—	$49,950
Liabilities:
TOB Trust Certificates	—	$(16,235,837)	—	(16,235,837)
VRDP Shares	—	(17,800,000)	—	(17,800,000)

Total	$49,950	$(34,035,837)	—	$(33,985,887)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,318,049
6.00%, 6/01/39	450	514,877
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,306,174

		3,139,100
Arizona — 7.3%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	200	229,558
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,200	2,308,108
City of Phoenix Arizona IDA, RB, Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45 (a)	460	454,347
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,034,175
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,653,915
5.00%, 12/01/37	2,065	2,236,457
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	500	598,360
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (b)	900	1,113,777

		12,628,697
Arkansas — 3.0%
Arkansas State University, RB, Jonesboro Campus, Series B, 4.00%, 12/01/28	400	422,852
City of Benton Arkansas, RB, 4.00%, 6/01/39	905	938,811
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,200	1,341,636
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,025	2,039,620
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	502,498

		5,245,417
California — 19.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,237,231
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,323,297
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	1,000	959,120
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	2,000	2,306,180
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (d)	4,500	53,820
Dinuba California Unified School District, GO, Election of 2006 (AGM), 5.75%, 8/01/33	500	577,845
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	1,650	1,374,269
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (d)	8,000	2,840,400
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (d)	1,500	844,320
0.00%, 8/01/33 (d)	4,000	1,465,600
0.00%, 8/01/39 (c)	2,000	1,604,400
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (c)	2,800	2,931,908
Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	$3,000	$3,364,440
4.00%, 10/01/44	1,500	1,517,070
State of California, GO, Various Purposes:
5.75%, 4/01/31	2,000	2,315,920
6.00%, 3/01/33	1,000	1,204,790
6.50%, 4/01/33	1,950	2,309,131
5.50%, 3/01/40	2,350	2,728,655

		32,958,396
Colorado — 1.4%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,209,763
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	876,150
University of Northern Colorado Greely, Refunding RB, Institutional Enterprise, Series A, 4.00%, 6/01/35	250	261,453

		2,347,366
Connecticut — 0.7%
Connecticut State Health & Educational Facility Authority, Refunding RB:
4.00%, 7/01/38	570	577,387
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	596,486

		1,173,873
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,200	1,364,640
Florida — 4.2%
City of Jacksonville Florida Refunding RB, 4.00%, 11/01/40 (e)	1,510	1,440,691
County of Miami-Dade Florida, RB, AMT, Seaport Department, Series B, 6.00%, 10/01/31	4,135	5,002,936
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/36	125	132,080
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (f)(g)	910	637,000

		7,212,707
Georgia — 2.6%
City of Atlanta Georgia Water & Wastewater Revenue, 5.00%, 11/01/43	4,000	4,502,280
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	430,232
Idaho — 1.9%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project Series A, 5.00%, 3/01/39	1,230	1,327,084
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/18 (b)	1,750	2,043,527

		3,370,611
Illinois — 5.0%
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	2,000	1,986,020

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	25

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	$870	$912,848
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	665	697,771
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 5/01/19 (b)	650	778,102
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,010	1,166,449
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,068,040
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,150	1,351,422
State of Illinois, GO, 5.00%, 2/01/39	665	661,336

		8,621,988
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, U.S. Steel Corp. Project, 6.00%, 12/01/26	1,000	1,057,430
Iowa — 0.9%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	500	518,870
6.00%, 9/01/39	1,000	1,035,270

		1,554,140
Kansas — 2.6%
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/39	4,000	4,419,320
Kentucky — 1.8%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,830	2,028,921
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (c):
0.00%, 7/01/34	500	360,020
0.00%, 7/01/39	830	588,943
0.00%, 7/01/43	270	190,115

		3,167,999
Louisiana — 1.5%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	860	952,287
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,247,578
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	440,432

		2,640,297
Maryland — 0.2%
County of Anne Arundel Maryland Consolidated, Special Tax District, Villages at Two Rivers Project:
5.13%, 7/01/36	170	172,096
5.25%, 7/01/44	170	171,783

		343,879
Massachusetts — 1.2%
Massachusetts Development Finance Agency, Refunding RB:
Emerson College 5.00%, 1/01/41	1,600	1,690,304
International Charter School 5.00%, 4/15/40	400	416,572

		2,106,876
Municipal Bonds	Par (000)	Value
Michigan — 3.6%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	$240	$246,125
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,100	2,158,737
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,950	2,370,868
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,424,563

		6,200,293
Minnesota — 3.3%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	4,600	5,245,058
State Cloud Independent School District No. 742, GO, Series A, 3.13%, 2/01/34	450	431,460

		5,676,518
Mississippi — 3.3%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	446,388
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	845	915,439
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,968,015
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,100	2,358,531

		5,688,373
Missouri — 3.0%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	955,269
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	548,705
A.T. Still University of Health Sciences, 4.25%, 10/01/32	320	334,467
A.T. Still University of Health Sciences, 5.00%, 10/01/39	500	555,740
Heartland Regional Medical Center, 4.13%, 2/15/43	400	404,404
University of Central Missouri, Series C-2, 4.00%, 10/01/28	400	421,532
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,000	1,119,730
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	800	872,976

		5,212,823
Nebraska — 4.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	600	641,610
Douglas County Hospital Authority No. 2, RB, Madonna Rehabilitation Hospital Project, 4.00%, 5/15/33	1,220	1,206,202
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	400	432,776

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nebraska (concluded)
Minden Public Schools, GO, 4.00%, 12/15/39	$500	$505,135
Nebraska Public Power District, Refunding RB:
Series A, 5.00%, 1/01/32	250	278,330
Series A, 4.00%, 1/01/44	400	409,064
Series A-2, 5.00%, 1/01/40	1,200	1,318,560
Omaha Nebraska School District, GO, 4.00%, 12/15/39	2,500	2,556,425

		7,348,102
Nevada — 1.6%
City of Las Vegas Nevada, Special Assessment, No. 809 Summerlin Area, 5.65%, 6/01/23	1,160	1,162,819
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,000	1,028,490
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	589,846

		2,781,155
New Jersey — 11.2%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	915	44,469
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	660	738,441
The Goethals Bridge Replacement Project (AGM), 5.13%, 7/01/42	200	215,288
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	9,112,350
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, 3.50%, 7/01/31 (e)	1,100	1,051,611
University of Medicine & Dentistry, Series B (b):
7.13%, 6/01/19	630	767,321
7.50%, 6/01/19	800	985,352
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	510	560,480
5.00%, 7/01/25	500	561,850
5.63%, 7/01/37	1,700	1,914,812
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	125	129,702
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (d)	1,000	305,550
Transportation Program, Series AA, 5.00%, 6/15/44	3,030	2,993,307

		19,380,533
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	450	496,607
New York — 9.3%
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	400	463,012
5.00%, 8/01/35	1,580	1,789,271
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/45	500	556,155
Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (h)	$3,165	$3,358,350
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	925	946,525
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	900	923,139
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,345	1,453,003
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,160	1,081,375
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	3,335	3,801,767
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	800	904,056
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	405	425,671
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	400	402,816

		16,105,140
North Carolina — 2.1%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,695	2,698,638
North Carolina Medical Care Commission, Refunding RB, University Health System, Series D, 6.25%, 12/01/18 (b)	800	933,904

		3,632,542
North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (b)	480	567,470
Ohio — 2.1%
City of Cleveland Ohio, RB, Sub Lien, Series A-2, 5.00%, 10/01/37	1,500	1,677,330
City of Dayton Ohio Airport Revenue, Refunding ARB, James M Cox Dayton International Airport, AMT, 4.00%, 12/01/32	2,000	2,023,480

		3,700,810
Oklahoma — 1.1%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	795,600
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,140	1,169,857

		1,965,457
Oregon — 2.7%
County of Umatilla Pendleton Oregon School District No. 16R, GO, Series A, 4.00%, 6/15/38	265	274,736
Lane County School District No. 19 Springfield, GO, CAB,Series B, 0.00%, 6/15/40 (d)	1,000	345,190
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	750	858,345
State of Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/45	2,960	3,215,715

		4,693,986

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	27

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 3.7%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	$1,695	$1,934,826
Delaware River Port Authority, RB:
4.50%, 1/01/32	1,500	1,634,715
Series D (AGM), 5.00%, 1/01/40	2,600	2,885,350

		6,454,891
Rhode Island — 4.6%
Rhode Island Clean Water Finance Agency Water Pollution Control Revolving Fund, RB, Green Bonds, Series A:
3.50%, 10/01/34	1,070	1,059,675
4.00%, 10/01/44	1,080	1,093,122
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	1,000	1,168,700
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	900	998,388
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,023,180
Series B, 4.50%, 6/01/45	2,730	2,690,169

		8,033,234
South Carolina — 0.3%
Lexington One School Facilities Corp., Refunding RB, 3.00%, 12/01/27	500	493,495
Tennessee — 2.4%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	1,950	2,129,380
County of Chattanooga-Hamilton Hospital Authority, Refunding RB, 5.00%, 10/01/44	875	920,623
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	313,726
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	800	843,672

		4,207,401
Texas — 10.2%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (b):
7.13%, 12/01/18	500	597,825
7.25%, 12/01/18	1,750	2,099,352
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (d)	11,690	3,037,179
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	1,500	1,701,150
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (d)	10,760	3,741,252
Leander Texas Independent School District, Refunding, GO,Refunding CAB Series D, 0.00%, 8/15/35 (d)	4,000	1,723,720
Lower Colorado River Authority, Refunding RB, 4.00%, 5/15/45	1,600	1,592,976
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	760	865,260
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,379,140

		17,737,854
Municipal Bonds	Par (000)	Value
U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Virgin Islands Gross Receipts, Series C, 4.50%, 10/01/44	$1,700	$1,727,846
Utah — 0.2%
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 4/15/42	400	392,752
Vermont — 3.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	2,360	2,427,001
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	1,590	1,684,064
Vermont Student Assistance Corp., RB, Series A, 4.13%, 6/15/30	1,000	1,007,660

		5,118,725
Virginia — 0.6%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	880	1,004,590
Washington — 1.0%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (b)	1,400	1,658,860
West Virginia — 0.6%
West Virginia Hospital Finance Authority, Refunding RB, Valley Health System Obligation Group Seriies 2014, 5.00%, 1/01/44	900	981,180
Wisconsin — 0.6%
WPPI Energy Power Supply Systems, Refunding RB, Series A:
5.00%, 7/01/36	330	370,785
5.00%, 7/01/37	665	745,571

		1,116,356
Total Municipal Bonds — 133.0%		230,662,241

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.3%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	3,961,425
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (j)	1,400	1,435,225
New York — 14.4%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	3,990	4,157,101
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	450	504,170
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,000	6,660,855
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	405	462,204
Series A, 4.75%, 6/15/30	3,000	3,192,390

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	$2,500	$2,848,393
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,505	2,859,633
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18 (b)	2,199	2,450,459
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,806,043

		24,941,248
Ohio — 2.0%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,329,161
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,165,540

		3,494,701
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$1,580	$1,746,627
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.5%		35,579,226
Total Long-Term Investments (Cost — $244,968,786) — 153.5%		266,241,467

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	6,015,344	6,015,344
Total Short-Term Securities (Cost — $6,015,344) — 3.5%		6,015,344
Total Investments (Cost — $250,984,130) — 157.0%		272,256,811
Other Assets Less Liabilities — 0.3%		507,518
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.2)%		(19,501,052)
VMTP Shares, at Liquidation Value — (46.1)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$173,363,277

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	When-issued security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Non-income producing security.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019, is $2,411,645.

(k)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	3,426,637	2,588,707	6,015,344	$2,203

(l)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(163)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$20,711,188	$29,619

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	29

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$29,619	$29,619

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(425,764)	$(425,764)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$58,922	$58,922

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$26,922,582

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$266,241,467	—	$266,241,467
Short-Term Securities	$6,015,344	—	—	6,015,344

Total	$6,015,344	$266,241,467	—	$272,256,811

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$29,619	—	—	$29,619
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$220,050	—	—	$220,050
Liabilities:
TOB Trust Certificates	—	$(19,494,759)	—	(19,494,759)
VMTP Shares	—	(79,900,000)	—	(79,900,000)

Total	$220,050	$(99,394,759)	—	$(99,174,709)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	31

Schedule of Investments August 31, 2015	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,000	$1,151,410
6.00%, 6/01/39	1,000	1,144,170
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	374,935

		2,670,515
California — 15.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,401,209
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,323,605
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,551,662
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,025	1,210,156
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,293,499
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,210	3,616,193
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,171,370
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,279,249
State of California, GO, Various Purpose, 5.00%, 4/01/43	1,000	1,116,050
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,000	1,200,700
5.50%, 11/01/31	1,500	1,792,560
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	505	587,234
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	380	447,648
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,355	2,689,174

		21,680,309
Colorado — 3.8%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	3,250	3,704,675
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,592,466

		5,297,141
Florida — 8.3%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	5,272,394
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	205	236,929
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	4,215	5,056,272
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	745	851,252

		11,416,847
Georgia — 2.2%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	2,500	2,989,425
Municipal Bonds	Par (000)	Value
Illinois — 25.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	$825	$948,288
Series C, 6.50%, 1/01/41	3,740	4,478,351
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, 3rd Lien, Series C (AGC), 5.25%, 1/01/30	1,000	1,120,540
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	1,300	1,506,323
Sales Tax Receipts, 5.25%, 12/01/36	3,185	3,377,724
Sales Tax Receipts, 5.25%, 12/01/40	3,000	3,147,840
Sales Tax Receipts, 5.00%, 12/01/44	2,500	2,681,550
Sales Tax Receipts, 5.00%, 12/01/44	1,285	1,341,000
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,162,510
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,480	1,505,604
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,421,975
5.25%, 12/01/43	3,000	3,323,340
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	2,204,734
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	1,054,391
6.00%, 6/01/28	260	305,539
State of Illinois, GO:
5.25%, 2/01/31	610	630,075
5.25%, 2/01/32	1,000	1,029,360
5.50%, 7/01/33	1,000	1,076,270
5.50%, 7/01/38	270	286,543

		34,601,957
Indiana — 2.0%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,714,460
Louisiana — 1.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	426,506
Series A-2, 6.00%, 1/01/23	150	169,977
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	790	864,545

		1,461,028
Massachusetts — 2.3%
Massachusetts Port Authority, Refunding RB, Series A, 5.00%, 7/01/40	2,740	3,123,381
Michigan — 2.4%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,844,636
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,205	1,465,075

		3,309,711
Minnesota — 3.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,680	4,196,046

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 2.2%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$1,500	$1,912,785
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,137,090

		3,049,875
Nebraska — 1.7%
Omaha Public Power District Separate Electric System, Refunding RB, Series A, 5.25%, 2/01/46	2,000	2,283,720
Nevada — 5.9%
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,410	5,873,258
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,258,420

		8,131,678
New Jersey — 5.0%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,300	1,437,657
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,540	1,623,067
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.50%, 12/15/38	2,000	2,187,280
Series AA, 5.50%, 6/15/39	1,620	1,699,283

		6,947,287
New York — 4.1%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,791,144
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	1,565	1,804,476
Series A-1, 5.25%, 11/15/39	1,000	1,137,580

		5,733,200
Ohio — 0.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	470	539,494
Pennsylvania — 2.6%
Pennsylvania Turnpike Commission, RB, Series C, 5.00%, 12/01/43	1,720	1,908,598
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,700,700

		3,609,298
South Carolina — 1.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,525	1,755,992
Texas — 14.2%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	2,000	2,248,720
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	980	1,114,417
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	3,365	3,905,049
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,600	3,048,162
6.00%, 11/15/36	2,215	2,596,799
5.38%, 11/15/38	1,000	1,126,920
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	$205	$240,320
6.50%, 7/01/37	795	901,792
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,000	1,161,100
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	1,000	1,161,770
Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,683,570
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	440	500,940

		19,689,559
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	370	407,222
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,177,410

		1,584,632
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,155,319
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	795	918,051

		2,073,370
Total Municipal Bonds — 107.7%		148,858,925

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 9.1%
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	12,537,572
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(c)	760	875,291
Illinois — 3.0%
State of Illinois Toll Highway Authority, RB, Senior Priority:
Series A, 5.00%, 1/01/40	825	907,835
Series B, 5.50%, 1/01/33	2,999	3,271,400

		4,179,235
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	1,008,275
Michigan — 2.1%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	2,650	2,931,457
Nevada — 5.1%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/18 (a)	2,000	2,285,300
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,100	4,727,956

		7,013,256

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	33

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New Jersey — 6.4%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (a)	$329	$377,081
6.00%, 12/15/34	671	768,949
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (c)	6,020	6,660,648
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,000	1,025,161

		8,831,839
New York — 11.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,993	5,626,135
Series FF, 5.00%, 6/15/45	3,019	3,324,943
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	900	998,926
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	1,000	1,139,357
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,955	3,373,339
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,740	2,006,881

		16,469,581
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Texas — 5.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	$4,456	$4,891,895
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,310	2,693,322

		7,585,217
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,095,227
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.2%		62,526,950
Total Long-Term Investments (Cost — $193,057,264) — 152.9%		211,385,875

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (d)(e)	953,611	953,611
Total Short-Term Securities (Cost — $953,611) — 0.7%		953,611
Total Investments (Cost — $194,010,875) — 153.6%		212,339,486
Other Assets Less Liabilities — 1.1%		1,539,898
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.2)%		(33,476,663)
VMTP Shares, at Liquidation Value — (30.5)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$138,202,721

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to July 1, 2020, is $7,486,046.

(d)	Represents the current yield as of report date.

(e)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,321,380	(367,769)	953,611	$578

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
36	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$4,595,063	$(18,334)
(136)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$17,280,500	67,803
Total					$49,469

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$67,803	$67,803

Derivative Financial Instruments — Liabilities	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$18,334	$18,334

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(471,515)	$(471,515)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$67,942	$67,942

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$ 1,148,766
Average notional value of contracts — short	$ 16,622,789

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$211,385,875	—	$211,385,875
Short-Term Securities	$953,611	—	—	953,611

Total	$953,611	$211,385,875	—	$212,339,486

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$67,803	—	—	$67,803
Liabilities:
Interest rate contracts	(18,334)	—	—	(18,334)

Total	$49,469	—	—	$49,469

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	35

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$145,800	—	—	$145,800
Liabilities:
TOB Trust Certificates	—	$(33,469,597)	—	(33,469,597)
VMTP Shares	—	(42,200,000)	—	(42,200,000)

Total	$145,800	$(75,669,597)	—	$(75,523,797)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.9%
City of Birmingham Alabama Airport Authority, ARB (AGM), 5.50%, 7/01/40	$5,800	$6,631,430
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,710,534
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,800	2,817,220
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	3,800	4,399,602

		15,558,786
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,216,430
Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,250	1,381,875
5.25%, 10/01/28	250	278,800

		1,660,675
Arkansas — 0.1%
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	435	470,078
California — 13.4%
California Health Facilities Financing Authority, RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	714,781
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	12,814,476
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,775,698
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM):
5.00%, 8/01/31	7,450	8,136,368
0.00%, 8/01/36 (b)	4,200	1,377,768
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/40	1,665	1,842,156
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (b):
0.00%, 8/01/31	13,575	6,301,515
0.00%, 8/01/32	14,150	6,216,095
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	1,580	1,096,315
San Diego California Unified School District, GO, CAB, Election of 2008 (b):
Series C, 0.00%, 7/01/38	2,000	758,780
Series G, 0.00%, 7/01/34	725	292,320
Series G, 0.00%, 7/01/35	775	294,283
Series G, 0.00%, 7/01/36	1,155	414,068
Series G, 0.00%, 7/01/37	770	258,381
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (b)	1,400	747,810
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	1,100	1,227,303
State of California, GO, Various Purposes, 5.00%, 4/01/42	3,000	3,335,130
State of California Public Works Board, LRB:
Judicial Council Projects, Series A, 5.00%, 3/01/38	780	871,861
Municipal Bonds	Par (000)	Value
California (concluded)
State of California Public Works Board, LRB (concluded):
Various Capital Projects, Series I, 5.50%, 11/01/33	$1,415	$1,689,835
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/37 (b)	10,000	3,827,700

		53,992,643
Colorado — 0.6%
Regional Transportation District, COP: Refunding, Series A,
5.38%, 6/01/31	960	1,093,046
5.00%, 6/01/39	1,305	1,439,598

		2,532,644
District of Columbia — 2.4%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,499,050
Florida — 13.4%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,795	1,933,735
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,527,736
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	6,750	7,630,875
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	3,475	3,751,332
County of Miami-Dade Florida, RB:
CAB, Special Obligation, Sub-Series A (NPFGC), 0.00%, 10/01/38 (b)	15,000	4,494,300
Seaport, Series A, 6.00%, 10/01/38	2,770	3,322,864
County of Miami-Dade Florida, Refunding ARB, Aviation, Miami International Airport, Series A-1, 5.50%, 10/01/41	5,000	5,713,650
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, 5.50%, 10/01/36	5,000	5,656,600
County of Miami-Dade Florida Transit System, RB, Surtax (AGM), 5.00%, 7/01/35	1,300	1,411,202
County of Orange Florida School Board, COP, Series A, 5.00%, 8/01/16 (a)	6,000	6,257,160
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	333,126
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (Ginnie Mae, Fannie Mae & Freddie Mac), 5.45%, 7/01/33	160	165,634
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	6,150	6,627,117
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,340	1,529,141
South Florida Water Management District, COP (AMBAC), 5.00%, 10/01/36	1,000	1,038,640
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	2,000	2,285,500

		53,678,612
Georgia — 3.0%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	7,500	8,968,275
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,250	1,354,525

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	37

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia (concluded)
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	$545	$622,663
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	210	230,561
5.00%, 4/01/33	155	169,460
5.00%, 4/01/44	695	744,004

		12,089,488
Hawaii — 1.4%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,692,250
Illinois — 15.0%
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/34	6,600	5,791,566
Project, 5.25%, 1/01/33	2,180	1,985,413
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	4,875	4,744,935
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	1,525	1,747,009
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series D, 5.25%, 1/01/34	9,800	10,974,334
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C, 5.25%, 1/01/40	600	622,818
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	3,500	3,718,435
Sales Tax Receipts, 5.25%, 12/01/36	650	689,332
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.13%, 12/01/38	7,700	8,519,742
5.50%, 12/01/38	1,000	1,137,580
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	310	334,754
Illinois Finance Authority, Refunding RB, Silver Cross Hospital And Medical Centers:
4.13%, 8/15/37	3,130	3,089,873
5.00%, 8/15/44	780	834,265
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 4.25%, 6/15/42	755	695,415
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	834,357
State of Illinois, GO:
5.25%, 2/01/33	2,435	2,489,739
5.50%, 7/01/33	880	947,118
5.25%, 2/01/34	5,910	6,034,642
5.50%, 7/01/38	1,475	1,565,373
5.00%, 2/01/39	2,200	2,187,878
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,020	1,109,678

		60,054,256
Indiana — 1.9%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,274,966
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	6,463,000

		7,737,966
Municipal Bonds	Par (000)	Value
Iowa — 2.3%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	$3,000	$3,461,130
Series A (AGC), 5.63%, 8/15/37	5,000	5,644,100

		9,105,230
Kentucky — 0.4%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,669,740
Louisiana — 1.3%
State of Louisiana Gasoline & Fuels Tax, RB, Series A (AGM), 5.00%, 5/01/16 (a)	5,000	5,158,550
Maryland — 0.9%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Lifebridge Health Issue, 4.13%, 7/01/47	3,850	3,776,196
Massachusetts — 0.4%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,395	1,557,141
Michigan — 5.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,310,050
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,100	1,288,144
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	9,050	9,987,308
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,560	1,690,182
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,290,220
Series I-A, 5.38%, 10/15/41	800	914,152
Series II-A, 5.38%, 10/15/36	1,500	1,674,285
Western Michigan University, Refunding RB, General (AGM), 5.00%, 11/15/39	430	473,060

		21,627,401
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,345	6,934,387
Nevada — 2.0%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	3,000	3,355,050
(AGM), 5.25%, 7/01/39	4,100	4,586,998

		7,942,048
New Jersey — 6.4%
New Jersey EDA, RB:
School Facilities Construction, Series UU, 5.00%, 6/15/34	635	639,445
School Facilities Construction, Series UU, 5.00%, 6/15/40	845	841,366
Series WW, 5.00%, 6/15/34	225	225,155
Series WW, 5.00%, 6/15/36	495	493,639
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 6/15/36	5,070	5,131,296
CAB, Transportation System, Series A, 0.00%, 12/15/38 (b)	5,845	1,465,225

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB (concluded):
Transportation System, Series A, 5.50%, 6/15/41	$3,000	$3,107,880
Transportation Program, Series AA, 5.25%, 6/15/33	1,660	1,711,211
Transportation Program, Series AA, 5.00%, 6/15/38	1,945	1,936,987
Transportation System, Series AA, 5.50%, 6/15/39	3,785	3,970,238
Transportation System, Series B, 5.25%, 6/15/36	5,000	5,124,650
Transportation System, Series D, 5.00%, 6/15/32	900	920,754

		25,567,846
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	405	446,946
New York — 2.8%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,212,138
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,650	1,894,563
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	4,500	4,882,680
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	770	877,377
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,489,722

		11,356,480
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	752,185
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	780	892,531
5.25%, 2/15/33	1,095	1,250,632

		2,895,348
Pennsylvania — 2.1%
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,630	5,079,851
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	695	769,205
Series C, 5.50%, 12/01/33	630	737,793
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	625	733,169
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	850	941,910

		8,261,928
Rhode Island — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	5,855	5,769,576
South Carolina — 4.2%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	312,112
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	5,557,050
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,960	7,707,643
Series E, 5.50%, 12/01/53	610	672,507
Municipal Bonds	Par (000)	Value
South Carolina (concluded)
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	$2,360	$2,595,669

		16,844,981
Texas — 20.9%
Central Texas Turnpike System, Refunding RB, 2nd Tier, Series C, 5.00%, 8/15/34	1,625	1,783,470
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	615	684,126
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/16 (a)	2,500	2,550,350
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 0.00%, 8/15/30 (b)	10,030	6,257,216
County of Harris Texas, GO, Refunding, (NPFGC) (b):
0.00%, 8/15/25	7,485	5,816,968
0.00%, 8/15/28	10,915	7,652,288
County of Harris Texas Houston Sports Authority, Refunding RB (b):
3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/38	16,890	4,783,248
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/38	5,785	1,740,938
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/39	6,160	1,741,432
County of Midland Texas Fresh Water Supply District No. 1, RB, Series A (b):
CAB, City of Midland Project, 0.00%, 9/15/36	2,340	907,990
0.00%, 9/15/34	4,800	2,087,280
Dallas-Fort Worth Texas International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,090	1,256,192
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (b)	3,775	1,374,817
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	2,980	3,170,869
North Texas Tollway Authority, RB:
CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	1,975	719,354
Convertible CAB, Series C, 0.00%, 9/01/45 (c)	2,500	2,466,975
Special Projects System, Series A, 6.00%, 9/01/41	1,000	1,203,770
North Texas Tollway Authority, Refunding RB, 1st Tier System, Series A:
6.00%, 1/01/28	625	714,563
(NPFGC), 5.75%, 1/01/40	23,050	25,203,792
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	2,105	2,265,780
5.00%, 12/15/32	3,600	3,863,088
Wylie Texas Independent School District, GO, 0.00%, 8/15/40 (b)	15,300	5,509,224

		83,753,730
Washington — 2.4%
County of King Washington Sewer, Refunding RB (AGM), 5.00%, 1/01/16 (a)	2,200	2,235,530
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	2,000	2,146,720
MultiCare Health System, Series C (AGC), 5.50%, 8/15/18 (a)	4,000	4,520,760
Providence Health & Services, Series A, 5.25%, 10/01/39	675	746,570

		9,649,580

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	39

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$1,500	$1,689,000
Total Municipal Bonds — 111.6%		448,188,986

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 0.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,446,770
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,614,165

		3,060,935
California — 5.8%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (e)	3,379	3,699,158
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	8,478,160
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,870	5,321,498
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	5,000	5,421,600
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	512,492

		23,432,908
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	1,080	1,257,034
Florida — 8.5%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (e)	3,000	3,207,660
5.00%, 10/01/37	5,000	5,341,850
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	1,800	1,897,452
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,950	2,162,570
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	10,101	11,396,019
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	6,096	6,785,013
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	2,999	3,218,445

		34,009,009
Illinois — 10.3%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	8,310	8,450,273
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,400	2,832,984
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	11,748	11,841,311
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	1,400	1,552,536
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	3,045	3,350,737
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois (concluded)
State of Illinois Toll Highway Authority, RB (concluded):
Senior Priority, Series B, 5.50%, 1/01/33	$4,499	$4,907,099
Series A, 5.00%, 1/01/38	7,714	8,383,993

		41,318,933
Michigan — 0.3%
Michigan State Building Authority, Refunding RB, Facitlities Program, Series I, 5.00%, 10/15/45	960	1,061,961
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (e)	4,197	4,788,823
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,024	2,341,242

		7,130,065
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	2,000	2,050,322
New York — 9.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,240	6,927,289
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,845	2,121,990
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,850	4,383,032
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/30	12,500	14,449,625
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	5,720	6,429,223
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	5,030,055

		39,341,214
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	620	701,189
South Carolina — 0.2%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (e)	600	671,082
Texas — 1.7%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	4,167	4,629,077
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	789,723
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (a)(e)	1,500	1,623,465

		7,042,265
Utah — 1.4%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/18 (a)	5,000	5,567,800
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	451,280

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Washington — 1.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	$3,494	$3,817,619
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,210	3,772,295

		7,589,914
Wisconsin — 1.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	3,520	3,837,082
Series C, 5.25%, 4/01/39	2,500	2,711,825

		6,548,907
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.2%		181,234,818
Total Long-Term Investments (Cost — $583,633,330) — 156.8%		629,423,804
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (f)(g)	6,416,284	$6,416,284
Total Short-Term Securities (Cost — $6,416,284) — 1.6%		6,416,284
Total Investments (Cost — $590,049,614) — 158.4%		635,840,088
Other Assets Less Liabilities — 1.2%		4,742,700
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.4)%		(101,846,700)
VMTP Shares, at Liquidation Value — (34.2)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$401,536,088

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029, is $14,459,523.

(f)	Represents the current yield as of report date.

(g)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	4,098,719	2,317,565	6,416,284	$2,632

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(233)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$29,605,563	$46,990
(165)	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$19,707,188	53,902
Total					$100,892

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$100,892	$100,892

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	41

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,746,523)	$(1,746,523)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$177,971	$177,971

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$ 57,681,180

Derivative Financial Instruments Outstanding as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$629,423,804	—	$629,423,804
Short-Term Securities	$6,416,284	—	—	6,416,284

Total	$6,416,284	$629,423,804	—	$635,840,088

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$100,892	—	—	$100,892
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$463,050	—	—	$463,050
Liabilities:
Bank overdraft	—	$(118,857)	—	(118,857)
TOB Trust Certificates	—	(101,817,973)	—	(101,817,973)
VMTP Shares	—	(137,200,000)	—	(137,200,000)

Total	$463,050	$(239,136,830)	—	$(238,673,780)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,620	$1,629,963
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	540	576,110
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,320	1,432,926
Sub-Lien, Series D, 7.00%, 10/01/51	3,220	3,865,256

		7,504,255
Arizona — 2.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	6,213,207
5.00%, 12/01/37	1,000	1,083,030

		7,296,237
California — 11.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	2,480	2,885,604
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	3,500	4,136,265
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,365	1,539,037
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	180	182,495
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	160	173,547
5.25%, 8/15/49	395	426,221
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	1,655	1,737,866
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	6,500	7,324,590
5.25%, 5/15/39	860	964,989
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	380	455,673
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	9,710	116,132
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/33	3,000	1,402,290
0.00%, 8/01/43	2,500	715,900
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,760	2,120,430
6.50%, 4/01/33	10,645	12,605,490
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	825	929,684
Sub-Series I-1, 6.38%, 11/01/34	1,280	1,534,912

		39,251,125
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	2,330	2,631,292
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	1,375	1,390,428

		4,021,720
Municipal Bonds	Par (000)	Value
Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	$1,005	$1,104,676
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,240	1,410,128
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,275	4,622,002

		6,032,130
District of Columbia — 5.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	820	935,817
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	3,250	3,933,930
6.75%, 5/15/40	11,500	11,498,850
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	550	602,140
5.25%, 10/01/44	2,000	2,225,560

		19,196,297
Florida — 5.6%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	1,445	1,579,241
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,784,913
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	920	998,485
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.25%, 10/01/38	2,855	3,116,946
Series A-1, 5.38%, 10/01/41	1,255	1,423,471
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	5,000	5,640,850
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	3,300	4,315,773
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	1,895	1,326,500

		20,186,179
Georgia — 1.9%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	2,870	3,235,408
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	555	634,088
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	1,025,706
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 7/01/60 (f)	1,660	1,719,063

		6,614,265
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,480	1,670,284
Illinois — 20.2%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,485	2,901,437
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	5,000	5,747,200
Series C, 6.50%, 1/01/41	6,430	7,699,410

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	43

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	$3,050	$2,676,405
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,940	4,557,199
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	895	904,532
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,206,672
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,130	3,188,594
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	845	961,255
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,170,335
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,998,920
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30 (g)	7,445	7,547,741
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	2,815	3,110,828
Senior, Series C, 5.00%, 1/01/37	3,005	3,308,295
Series A, 5.00%, 1/01/38	2,520	2,762,500
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	6,725	6,865,082
Series B-2, 5.00%, 6/15/50	2,725	2,728,243
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	520	599,217
6.00%, 6/01/28	1,255	1,474,813
State of Illinois, GO:
5.00%, 2/01/39	1,640	1,630,964
Series A, 5.00%, 4/01/35	2,500	2,506,150
Series A, 5.00%, 4/01/38	3,885	3,874,394
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	759,864
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	860	935,611
5.00%, 4/01/44	1,050	1,136,719

		72,252,380
Indiana — 4.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	675	696,816
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	845	1,017,219
7.00%, 1/01/44	3,535	4,278,622
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,510	4,068,301
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	485	505,545
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,610	1,669,216
Sisters of St. Francis Health Services, 5.25%, 11/01/39	915	1,014,717
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,367,340
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,380	1,523,810

		16,141,586
Municipal Bonds	Par (000)	Value
Iowa — 2.4%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$1,040	$1,098,313
5.50%, 12/01/22	2,550	2,695,758
5.25%, 12/01/25	500	542,935
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,500	1,597,725
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	3,095	2,743,748

		8,678,479
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,060	1,161,771
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (g)	1,280	901,286

		2,063,057
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,650	4,336,821
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,100	1,224,905
5.25%, 5/15/31	935	1,036,765
5.25%, 5/15/32	1,195	1,341,734
5.25%, 5/15/33	1,300	1,433,549
5.25%, 5/15/35	545	603,506

		9,977,280
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	518,477
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	800	813,984
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	2,400	2,665,392

		3,997,853
Massachusetts — 0.7%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,530	1,544,566
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	955	1,062,819

		2,607,385
Michigan — 2.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,825	5,167,334
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,500	1,670,325
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	940	979,113
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,384,062

		10,200,834

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Missouri — 2.1%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	$6,000	$5,689,380
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	303,028
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	1,135	1,217,980
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	265	287,909

		7,498,297
Multi-State — 2.1%
Centerline Equity Issuer Trust (b)(h):
Series A-4-2, 6.00%, 5/15/19	3,500	3,948,525
Series B-3-2, 6.30%, 5/15/19	3,000	3,412,590

		7,361,115
Nebraska — 1.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	895	978,137
5.00%, 9/01/42	1,570	1,678,879
County of Hall Nebraska School District No. 2, GO, Grand Island Public Schools, 5.00%, 12/15/39	1,025	1,158,127
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	1,245	1,358,830
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,784,488

		6,958,461
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,528,646
New Jersey — 7.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,100	1,098,427
5.25%, 11/01/44	1,640	1,620,566
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	1,165	1,167,132
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
4.88%, 9/15/19	870	908,341
5.13%, 9/15/23	2,130	2,319,783
5.25%, 9/15/29	2,130	2,313,052
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	9,081,976
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	2,160	2,378,743
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	3,760	3,714,466
Transportation System, Series B, 5.25%, 6/15/36	2,690	2,757,062
Rutgers-The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	570	635,960

		27,995,508
New York — 9.5%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (i)	6,700	7,109,303
Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$2,680	$2,998,974
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	2,000	2,051,420
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	845	924,024
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	2,555	2,920,876
5.25%, 11/15/39	910	1,037,364
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,335	1,508,643
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	4,640	4,646,450
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	365	379,625
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	910	956,446
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,930	2,225,985
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,145	1,153,061
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/42	1,635	1,900,426
Special Project, 6.00%, 12/01/36	1,410	1,638,899
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	2,500	2,376,225

		33,827,721
North Carolina — 3.3%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	6,500	6,508,775
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,000	1,059,260
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,695,785
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Aldersgate, 6.25%, 7/01/35	1,530	1,652,583
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	625	715,150

		11,631,553
Ohio — 2.4%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,405	3,795,928
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	710	776,740
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	3,025	3,244,343
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	870	910,542

		8,727,553

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	45

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 2.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	$2,500	$2,594,475
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	685	717,544
Pennsylvania Economic Development Financing Authority, RB:
AMT, Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	3,030	3,169,168
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	2,065	2,308,546
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,308,227

		10,097,960
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	2,850	2,808,419
South Carolina — 2.4%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,595	3,995,519
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	4,170	4,617,941

		8,613,460
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,470	1,601,300
Texas — 14.0%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	2,400	144,000
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	2,350	2,702,476
Sub-Lien, 5.00%, 1/01/33	390	420,206
Central Texas Transportation Commission Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	630	676,525
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	665	725,921
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,650	1,880,158
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,854,493
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	460	485,056
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	9,145	10,721,324
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	485	569,846
County of Harris Texas-Houston Sports Authority, Refunding RB, 3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/36 (c)	25,375	8,140,554
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	6,055	2,201,114
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	325	393,348
6.00%, 8/15/45	4,085	4,847,955
North Texas Tollway Authority, Refunding RB:
2nd Tier System, Series F, 6.13%, 1/01/16 (a)	6,790	6,917,448
Series A, 5.00%, 1/01/38	995	1,082,321
Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$3,000	$3,568,710
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,250	2,631,105

		49,962,560
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,035	910,428
3.25%, 10/15/42	1,660	1,389,204

		2,299,632
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,755	1,906,790
6.00%, 1/01/37	3,180	3,630,224

		5,537,014
Washington — 2.6%
City of Bellingham Washington Water & Sewer, RB, 5.00%, 8/01/36	5,050	5,653,677
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	815	884,944
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,445	2,809,916

		9,348,537
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	910	1,024,660
Wyoming — 1.5%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	3,355	3,803,933
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.50%, 1/01/33	800	868,472
5.50%, 1/01/38	750	814,192

		5,486,597
Total Municipal Bonds — 123.5%		442,105,015

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	2,519	2,634,145
California — 5.5%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (k)	2,850	3,166,493
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	10,335	11,615,196
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,530	2,743,330

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	$1,840	$2,101,217

		19,626,236
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	4,230	4,466,499
Series C-7, 5.00%, 9/01/36	2,710	2,862,790

		7,329,289
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,179	5,503,442
Series X-3, 4.85%, 7/01/37	5,143	5,476,961

		10,980,403
Georgia — 1.4%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	5,099,200
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,461	2,783,829
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (k)	2,219	2,496,871
New York — 10.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	1,710	1,951,525
Series HH, 5.00%, 6/15/31 (k)	9,149	10,501,684
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	1,750	1,993,875
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	11,670	13,322,122
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (k)	7,040	8,119,795

		35,889,001
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Texas — 3.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,660	$2,940,524
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,720	4,208,771
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,346	3,789,822

		10,939,117
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	3,957	4,315,525
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,909	6,466,316
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	3,029	3,309,695
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	8,113	9,018,930

		12,328,625
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.8%		120,888,557
Total Long-Term Investments (Cost — $523,829,713) — 157.3%		562,993,572

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (l)(m)	11,886,794	11,886,794
Total Short-Term Securities (Cost — $11,886,794) — 3.3%		11,886,794
Total Investments (Cost — $535,716,507) — 160.6%		574,880,366
Other Assets Less Liabilities — 0.9%		2,997,075
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.2)%		(68,709,363)
VMTP Shares, at Liquidation Value — (42.3)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$357,868,078

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	When-issued security.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	47

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

(k)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November, 15, 2019, is $14,496,557.

(l)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	7,457,326	4,429,468	11,886,794	$2,357

(m)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(188)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$23,887,750	$37,915

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$37,915	$37,915

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,100,676)	$ (1,100,676)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$80,481	$ 80,481

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$26,584,742

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$562,993,572	—	$562,993,572
Short-Term Securities	$11,886,794	—	—	11,886,794

Total	$11,886,794	$562,993,572	—	$574,880,366

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$37,915	—	—	$37,915
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$253,800	—	—	$253,800
Liabilities:
TOB Trust Certificates	—	$(68,691,599)	—	(68,691,599)
VMTP Shares	—	(151,300,000)	—	(151,300,000)

Total	$253,800	$(219,991,599)	—	$(219,737,799)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	49

Schedule of Investments August 31, 2015	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.5%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$4,980	$5,734,022
6.00%, 6/01/39	10,995	12,580,149
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	1,745	1,953,021

		20,267,192
California — 23.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	9,939,110
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	6,346,212
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	3,330	3,916,213
5.25%, 5/01/33	2,600	2,933,320
City & County of San Francisco California Airports Commission, Refunding RB, Series A, AMT, 5.00%, 5/01/44	3,430	3,720,795
City of Los Angeles California Department of Airports, Refunding RB, Series C, 5.00%, 5/15/38	2,000	2,271,400
City of Manteca California Financing Authority, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,823,919
5.75%, 12/01/36	3,285	3,779,820
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	4,450	5,131,250
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	5,600	6,206,648
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	4,365	5,153,494
Los Angeles California Unified School District, GO, Election of 2002, Series D, 5.25%, 7/01/25	3,485	4,007,889
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	10,000	10,843,200
Election of 2008, Series C, 5.25%, 8/01/39	3,375	3,920,332
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,504,250
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,357,089
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	4,110	4,814,331
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	5,333,046
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	17,440,800
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	4,500	5,403,150
5.50%, 11/01/31	2,615	3,125,030
5.50%, 11/01/33	2,000	2,388,460
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	2,240	2,604,762
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	1,685	1,984,964
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	12,250	13,988,275

		136,937,759
Municipal Bonds	Par (000)	Value
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	$2,700	$3,131,703
5.50%, 11/15/30	1,040	1,195,990
5.50%, 11/15/31	1,250	1,428,825
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	6,621,306

		12,377,824
Florida — 8.2%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	1,250	1,444,688
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT:
5.50%, 10/01/29	5,360	6,137,307
5.25%, 10/01/30	3,255	3,650,515
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	7,100	7,870,279
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	350	356,328
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.50%, 10/01/41	3,500	3,870,265
5.00%, 10/01/31	5,465	6,060,357
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	3,145	3,543,975
Series B, AMT, 6.25%, 10/01/38	1,405	1,714,760
Series B, AMT, 6.00%, 10/01/42	1,885	2,209,880
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	2,870	3,334,854
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 2, AMT (NPFGC), 5.90%, 7/01/29	2,885	2,901,127
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	3,225	3,669,646

		46,763,981
Hawaii — 0.8%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	1,350	1,579,973
5.25%, 8/01/26	2,500	2,903,900

		4,483,873
Illinois — 28.9%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	4,355	4,657,629
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	7,395	8,500,109
Series C, 6.50%, 1/01/41	16,800	20,116,656
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	2,445	2,471,039
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.50%, 1/01/30	6,500	7,249,515
5.50%, 1/01/32	6,275	6,947,617
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT:
5.00%, 1/01/32	3,780	4,050,988
5.00%, 1/01/41	8,020	8,414,985

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	$6,315	$7,317,254
Sales Tax Receipts, 5.25%, 12/01/36	1,960	2,078,600
Sales Tax Receipts, 5.25%, 12/01/40	10,960	11,500,109
Sales Tax Receipts, 5.00%, 12/01/44	2,500	2,681,550
Sales Tax Receipts, 5.00%, 12/01/44	8,420	8,786,943
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	7,735	8,154,005
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	5,395	6,137,244
5.25%, 12/01/43	6,305	6,984,553
Illinois Finance Authority, RB,
Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,678,480
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	3,640	4,004,837
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	5,029,964
6.00%, 6/01/28	1,245	1,463,062
State of Illinois, GO:
5.25%, 2/01/31	2,700	2,788,857
5.25%, 2/01/32	5,525	5,687,214
5.50%, 7/01/33	7,820	8,416,431
5.50%, 7/01/38	1,295	1,374,345
5.00%, 2/01/39	5,000	4,972,450
State of Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/18 (a)	10,000	11,286,900

		165,751,336
Indiana — 3.6%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	1,240	1,297,561
Indiana Municipal Power Agency, Refunding RB, Series A:
5.25%, 1/01/32	1,500	1,715,970
5.25%, 1/01/33	1,500	1,713,735
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,854,020

		20,581,286
Louisiana — 0.9%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	568,675
Series A-2, 6.00%, 1/01/23	720	815,890
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	3,735	4,087,434

		5,471,999
Massachusetts — 0.4%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	2,000	2,206,840
Michigan — 3.6%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	6,320	6,857,706
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,557,974
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	5,780	7,027,497

		20,443,177
Municipal Bonds	Par (000)	Value
Minnesota — 2.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	11,288,277
Mississippi — 2.8%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM):
6.88%, 12/01/40	6,405	8,167,592
Special Obligation, 6.75%, 12/01/31	3,775	4,860,011
Special Obligation, 6.75%, 12/01/33	2,350	3,012,465

		16,040,068
Nebraska — 1.5%
Omaha Public Power District, Refunding RB, Series A, 5.25%, 2/01/46	7,500	8,563,950
Nevada — 5.5%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	11,175	12,502,366
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	11,245	12,207,909
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	5,850	6,605,879

		31,316,154
New Jersey — 7.2%
New Jersey EDA, RB:
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	4,280	4,973,574
School Facilities Construction (AGC), 6.00%, 12/15/34	70	79,673
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	7,000	7,497,140
The Goethals Bridge Replacement Project, Private Activity Bond, AMT (AGM), 5.00%, 1/01/31	2,425	2,669,270
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	6,500	7,188,285
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	4,475	4,921,247
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	5,410	5,604,544
Series AA, 5.50%, 6/15/39	8,175	8,575,084

		41,508,817
New York — 7.4%
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,459,475
Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 6/15/43	3,475	4,050,912
Water & Sewer System, Series FF-2, 5.50%, 6/15/40	4,000	4,565,600
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,529,240
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	4,000	4,612,080
Series A-1, 5.25%, 11/15/39	4,490	5,107,734
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	10,000	11,282,900

		42,607,941

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	51

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 1.5%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/31	$5,145	$5,905,740
5.25%, 2/15/32	2,250	2,574,607

		8,480,347
Pennsylvania — 4.1%
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridge Finco LP:
5.00%, 12/31/34	3,700	3,948,640
5.00%, 12/31/38	3,365	3,564,107
5.00%, 6/30/42	7,000	7,321,510
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/16 (a)	4,945	5,290,755
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	3,000	3,401,400

		23,526,412
South Carolina — 4.7%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	6,735	7,755,150
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.25%, 7/01/25	4,490	5,210,914
5.50%, 7/01/38	3,000	3,361,980
6.00%, 7/01/38	5,270	6,091,330
5.50%, 7/01/41	4,170	4,661,143

		27,080,517
Texas — 16.4%
Central Texas Transportation Commission Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	2,000	2,147,700
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	4,190	4,764,700
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	12,700	14,889,099
6.00%, 11/15/36	9,435	11,061,311
5.38%, 11/15/38	5,000	5,634,600
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	320	375,133
6.50%, 7/01/37	1,450	1,644,778
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	9,110	10,085,590
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	5,580	5,926,127
Series H, 5.00%, 11/01/37	4,575	4,876,630
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	3,735	4,336,709
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	5,555	6,453,632
Series K-1 (AGC), 5.75%, 1/01/38	12,150	13,636,917
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	7,170	8,163,045

		93,995,971
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	1,750	1,926,050
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	4,300	5,062,863

		6,988,913
Municipal Bonds	Par (000)	Value
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,733,988
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	3,290	3,799,226

		8,533,214
Total Municipal Bonds — 131.7%		755,215,848

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 1.9%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	8,435,769
Los Angeles California Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,692,680

		11,128,449
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(c)	3,378	3,892,740
Florida — 2.2%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,724,092
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	932	943,179

		12,667,271
Indiana — 1.8%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	9,850	10,460,306
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	453,724
Nevada — 2.6%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	8,000	9,141,200
Series B, 5.50%, 7/01/29	5,008	5,727,554

		14,868,754
New Jersey — 3.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,402	7,801,235
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	8,000	8,264,960
Series B, 5.25%, 6/15/36 (c)	2,961	3,034,476

		19,100,671
New York — 11.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,994	5,700,509
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	5,619	6,237,735

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	$9,249	$10,539,052
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	13,950	15,924,901
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	8,200	9,457,716
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	13,500	15,129,180

		62,989,093
Texas — 4.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	12,027	13,464,610
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	9,640	11,239,662

		24,704,272
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	6,371	6,947,341
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.1%		167,212,621
Total Long-Term Investments (Cost — $840,963,557) — 160.8%		922,428,469
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (d)(e)	3,674,880	$3,674,880
Total Short-Term Securities (Cost — $3,674,880) — 0.6%		3,674,880
Total Investments (Cost — $844,638,437) — 161.4%		926,103,349
Other Assets Less Liabilities — 1.4%		7,909,833
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.9)%		(85,527,687)
VRDP Shares, at Liquidation Value — (47.9)%		(274,600,000)

Net Assets Applicable to Common Shares — 100.0%		$573,885,495

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $22,519,117.

(d)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	6,198,367	(2,523,487)	3,674,880	$2,412

(e)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(429)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$54,509,813	$213,878

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	53

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$213,878	$213,878

[1]    Includes cumulative appreciation (depreciation) on financial futures contract, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,941,792)	$(1,941,792)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$287,559	$287,559

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$ 66,151,973

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$922,428,469	—	$922,428,469
Short-Term Securities	$3,674,880	—	—	3,674,880

Total	$3,674,880	$922,428,469	—	$926,103,349

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$213,878	—	—	$213,878
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$579,150	—	—	$579,150
Liabilities:
TOB Trust Certificates	—	$(85,502,460)	—	(85,502,460)
VRDP Shares	—	(274,600,000)	—	(274,600,000)

Total	$579,150	$(360,102,460)	—	$(359,523,310)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 5/01/34	$1,850	$2,104,578
5.38%, 12/01/35	1,000	1,119,210
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	7,610	8,810,782

		12,034,570
Alaska — 0.7%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, 5.00%, 12/01/41	3,000	3,332,790
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	960,013

		4,292,803
Arizona — 4.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,180,060
City of Phoenix Arizona IDA, RB, Candeo School, Inc. Project:
6.63%, 7/01/33	2,245	2,496,148
6.88%, 7/01/44	3,440	3,876,674
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	600	605,532
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45	760	750,660
Legacy Traditional School Projects, 5.00%, 7/01/45	700	660,653
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,450	1,385,924
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,690,885
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	11,725	12,698,527

		28,345,063
California — 6.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,718,250
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,618,024
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,207,004
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	225	228,119
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,200	1,346,496
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	9,585	11,411,613
Oakland Unified School District/Alameda County, GO, Series A, 5.00%, 8/01/40	1,000	1,089,720
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 0.00%, 8/01/46 (c)	10,000	2,419,900
State of California, GO, Various Purposes, 6.50%, 4/01/33	9,675	11,456,845

		41,495,971
Municipal Bonds	Par (000)	Value
Colorado — 1.7%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,826,550
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan society Project, 5.00%, 6/01/45	7,000	7,386,470
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	438,357

		10,651,377
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,500	2,843,000
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	415	454,342
5.25%, 10/01/44	650	723,307

		1,177,649
Florida — 7.6%
City of Jacksonville Florida, Refunding RB, Brooks Rehabilitation Project, 4.00%, 11/01/40 (d)	1,770	1,688,757
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,273,338
Series B-1, 5.63%, 7/01/38	5,000	5,563,350
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	3,750	4,158,788
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.00%, 10/01/40	10,000	10,514,700
Series A-1, 5.38%, 10/01/41	10,290	11,671,330
County of Miami-Dade Florida Expressway Authority, RB, Toll System, Series A (AGM), 5.00%, 7/01/35	8,900	9,947,708

		48,817,971
Georgia — 1.7%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B, AMT, 5.00%, 1/01/29	1,070	1,165,348
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	3,874,235
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,738,502
Municipal Electric Authority of Georgia, Refunding RB, Series W, 6.60%, 1/01/18	1,790	1,880,484

		10,658,569
Hawaii — 0.9%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,692,250
Illinois — 10.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	605	607,795
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	4,640	4,516,205
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,740	1,825,695
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,237,676
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	1,330	1,390,595

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	55

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Cook Illinois Community College District No. 508, GO, University & College Improvements, 5.25%, 12/01/31	$5,000	$5,641,150
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (b)	9,700	11,330,861
Disposal Waste Management, Inc., Series A, AMT, 5.05%, 8/01/29	1,000	1,013,660
Memorial Health System, Series A, 5.25%, 7/01/44	1,785	1,922,481
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	9,000	10,362,510
OSF Healthcare System, 6.00%, 5/15/39	4,990	5,762,951
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	3,108,272
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	2,240	2,559,715
Series C (NPFGC), 7.75%, 6/01/20	3,455	3,994,636
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,016,100

		66,290,302
Indiana — 1.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	2,250	2,708,572
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	2,640	2,762,549
Indiana Finance Authority, Refunding RB, Deaconess Health System, Series A, 5.00%, 3/01/39	3,000	3,320,130

		8,791,251
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	4,500	4,886,415
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	1,500	1,416,735
Series C, 5.63%, 6/01/46	4,500	3,989,295

		10,292,445
Kentucky — 2.8%
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 9/01/39	1,000	1,088,020
Kentucky Economic Development Finance Authority, Refunding RB, Hospital Facilities, St. Elizabeth Medical Center, Inc., Series A, 5.50%, 5/01/39	8,000	8,959,920
Lexington-Fayette Urban County Airport Board, Refunding GARB, Series A, 5.00%, 7/01/27	7,000	7,829,850

		17,877,790
Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	2,615	3,107,065
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40 (e)	2,210	2,323,329
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,420	3,792,233
5.25%, 5/15/32	4,375	4,912,206
5.25%, 5/15/33	4,750	5,237,967
5.25%, 5/15/35	1,500	1,661,025

		21,033,825
Municipal Bonds	Par (000)	Value
Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,471,100
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,190	1,197,330

		6,668,430
Maryland — 2.9%
Maryland Community Development Administration, HRB, Series H, AMT, 5.10%, 9/01/37	1,765	1,789,145
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,278,048
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community Project, 6.25%, 1/01/41	2,000	2,221,160
Meritus Medical Center Issue, 5.00%, 7/01/40	6,350	6,792,404
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,262,771
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,261,952

		18,605,480
Massachusetts — 3.7%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	1,460	1,558,696
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,865	2,902,503
S/F Housing, Series 130, 5.00%, 12/01/32	2,500	2,538,275
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	6,775,778
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (f)	9,240	10,227,202

		24,002,454
Michigan — 3.8%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	2,500	2,712,700
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	7,950	8,222,685
McLaren Health Care, 5.75%, 5/15/18 (b)	7,285	8,235,255
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	4,100	4,984,903

		24,155,543
Mississippi — 4.6%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	11,407,864
Series B, 6.70%, 4/01/22	4,500	5,554,440
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	12,570	12,632,850

		29,595,154
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	6,200	6,629,970
New Hampshire — 0.8%
New Hampshire Housing Finance Authority, Refunding RB, S/F Housing, Acquisition, Series H, AMT, 5.15%, 1/01/40	5,160	5,240,754

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 8.9%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	$1,400	$1,383,410
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,530	1,711,841
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	1,050	1,144,605
School Facilities Construction, Series UU, 5.00%, 6/15/40	3,890	3,873,273
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	10,000	10,710,200
New Jersey EDA, Refunding RB:
5.25%, 6/15/19 (b)	2,650	3,049,196
5.25%, 12/15/33	7,350	7,567,927
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	465	482,828
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/38 (c)	7,260	1,819,937
Transportation Program, Series AA, 5.25%, 6/15/33	8,750	9,019,937
Transportation Program, Series AA, 5.00%, 6/15/44	8,075	7,977,212
Transportation System, Series B, 5.50%, 6/15/31	8,000	8,374,080

		57,114,446
New York — 7.8%
City of New York New York Build Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	545	577,482
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	4,150	4,736,810
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	3,500	3,589,985
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,435	4,134,396
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/23	3,245	3,781,009
6.50%, 11/15/28	14,925	17,497,622
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	2,000	2,413,980
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project (a):
Class 1, 5.00%, 11/15/44	7,735	7,745,752
Class 2, 5.15%, 11/15/34	460	478,432
Class 2, 5.38%, 11/15/40	1,145	1,203,441
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	3,165	3,678,806

		49,837,715
North Carolina — 0.6%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	4,110,542
Ohio — 4.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	1,125	977,366
Municipal Bonds	Par (000)	Value
Ohio (concluded)
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,875	3,205,079
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,690	1,848,860
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,361,367
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	9,230	10,482,788
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	5,470	6,157,306
Ohio Higher Educational Facility Commission, Refunding RB, University of Dayton, Series A, 5.00%, 12/01/44	4,350	4,786,653
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,585	1,658,861

		31,478,280
Pennsylvania — 2.0%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities, Rieder House Project, Series A, 6.10%, 7/01/33	1,275	1,276,339
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 7/01/43	5,000	5,009,250
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care, 5.25%, 1/01/40	2,625	2,577,041
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	215,460
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	2,565	2,716,771
Pennsylvania Economic Development Financing Authority, Refunding RB, PPL Energy Supply, Series A, 6.40%, 12/01/38	1,000	1,009,990

		12,804,851
Rhode Island — 1.0%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	6,820	6,720,496
South Carolina — 0.2%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	1,005,010
Texas — 12.1%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (g)(h)	3,055	183,300
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	1,138,790
6.00%, 1/01/41	4,300	4,907,332
Series A, 5.00%, 1/01/43	6,925	7,367,784
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,810,163
City of San Antonio Texas Water System Revenue, Refunding RB, System Junior Lien, Series B:
5.00%, 5/15/24	500	605,730
5.00%, 5/15/26	1,000	1,203,160
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	850	1,005,644

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	57

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (b):
7.13%, 12/01/18	$3,500	$4,184,775
7.25%, 12/01/18	5,400	6,478,002
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (b)	370	447,811
6.00%, 8/15/45	4,630	5,494,745
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/44	875	917,936
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.25%, 8/15/19 (b)	925	1,102,961
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,918,132
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	500	520,810
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,777,344
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	1,046,030
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier, 6.25%, 1/01/39	3,500	3,979,675
5.00%, 1/01/38	5,000	5,438,800
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	11,895,700
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,507,780
Texas State University System, RB:
5.00%, 3/15/16 (b)	5,005	5,134,229
5.00%, 3/15/30	655	671,951

		77,738,584
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	30	30,465
Virginia — 4.6%
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	3,105	3,522,374
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	2,000	2,083,920
5.13%, 10/01/42	6,015	6,253,795
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	8,000	9,221,840
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
6.00%, 1/01/37	2,620	2,990,940
5.50%, 1/01/42	5,140	5,572,737

		29,645,606
Washington — 4.4%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	15,136,526
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,010	4,608,493
Municipal Bonds	Par (000)	Value
Washington (concluded)
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,942,690
Washington State Housing Finance Commission, RB, Heron’s Key, Series A (a):
6.75%, 7/01/35	265	272,049
7.00%, 7/01/45	590	605,511

		28,565,269
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement, Charleston Area Medical Center, Inc., Series A, 5.63%, 9/01/32	2,500	2,764,500
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	6,100	6,616,853
Wyoming — 1.2%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	4,500	5,102,145
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	2,850	2,855,187

		7,957,332
Total Municipal Bonds — 112.3%		721,582,570

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Arizona — 0.6%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	3,500	3,895,150
California — 3.5%
University Of California, RB, General, Series O:
5.25%, 5/15/19 (b)	3,235	3,638,599
5.25%, 5/15/39	16,765	18,856,601

		22,495,200
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	12,797,760
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	7,495	8,361,445
Florida — 2.6%
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	14,747	16,636,923
Illinois — 3.0%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (b)	10,000	11,496,200
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	6,999	7,633,266

		19,129,466
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, River City, Inc., 1st Mortgage, Series A, 5.38%, 12/01/39	9,195	10,484,599

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Maryland — 0.8%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	$4,710	$5,140,164
Nevada — 2.8%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	15,789	18,261,684
New York — 5.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/37	24,199	26,538,827
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	10,000	11,533,800

		38,072,627
North Carolina — 2.9%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	13,188,944
Wake Forest University, 5.00%, 1/01/38	5,000	5,517,000

		18,705,944
Ohio — 2.2%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,764,188
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	8,500	9,613,075

		14,377,263
Oregon — 2.0%
State of Oregon Housing & Community Services Department, HRB, M/F Housing, Series A, AMT, 4.95%, 7/01/30	12,295	12,889,457
South Carolina — 0.3%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	1,728	1,759,311
Texas — 7.7%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	8,333	9,258,153
City of Houston Texas Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	11,292,477
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas (concluded)
County of Harris Texas Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (f)	20,970	26,219,211
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT, 5.25%, 9/01/32	2,351	2,391,891

		49,161,732
Virginia — 1.2%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,369,222
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,542,327

		7,911,549
Washington — 6.1%
Central Puget Sound Regional Transit Authority, RB, Series A (b):
5.00%, 11/01/17	5,000	5,462,550
5.00%, 11/01/17	6,000	6,555,060
(AGM), 5.00%, 11/01/17	14,007	15,303,244
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	10,000	11,751,700

		39,072,554
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.5%		299,152,828
Total Long-Term Investments (Cost — $936,700,786) — 158.8%		1,020,735,398

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	8,611,512	8,611,512
Total Short-Term Securities (Cost — $8,611,512) — 1.3%		8,611,512
Total Investments (Cost — $945,312,298) — 160.1%		1,029,346,910
Other Assets Less Liabilities — 1.0%		6,234,755
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.2)%		(148,892,226)
VMTP Shares, at Liquidation Value — (37.9)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$642,889,439

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Non-income producing security.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	59

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2019, is $5,295,486.

(k)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	13,105,794	(4,494,282)	8,611,512	$10,198

(l)	Represents the current yield as of report date.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(270)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$34,306,875	$49,062

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$49,062	$49,062

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,053,988)	$(1,053,988)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$123,380	$123,380

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$45,214,813

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,020,735,398	—	$1,020,735,398
Short-Term Securities	$8,611,512	—	—	8,611,512

Total	$8,611,512	$1,020,735,398	—	$1,029,346,910

[1] See above Schedule of Investments for values in each state and political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$49,062	—	—	$49,062
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$364,500	—	—	$364,500
Liabilities:
Bank overdraft	—	$(1,316)	—	(1,316)
TOB Trust Certificates	—	(148,866,950)	—	(148,866,950)
VMTP Shares	—	(243,800,000)	—	(243,800,000)

Total	$364,500	$(392,668,266)	—	$(392,303,766)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	61

Statements of Assets and Liabilities

August 31, 2015	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Assets
Investments at value — unaffiliated[1]	$85,658,854	$266,241,467	$211,385,875	$629,423,804
Investments at value — affiliated[2]	860,286	6,015,344	953,611	6,416,284
Cash pledged for financial futures contracts	49,950	220,050	145,800	463,050
Receivables:
Interest	935,010	3,114,870	2,255,769	6,241,210
Investments sold	—	1,697,442	—	1,481,384
Deferred offering costs	114,473	—	—	—
Variation margin receivable on financial futures contracts	5,203	22,923	14,063	53,392
Prepaid expenses	59,696	22,522	22,195	24,596

Total assets	87,683,472	277,334,618	214,777,313	644,103,720

Accrued Liabilities
Bank overdraft	—	—	—	118,857
Payables:
Investments purchased	—	3,364,240	—	719,210
Income dividends — Common Shares	253,740	788,314	599,335	1,888,049
Investment advisory fees	84,501	300,793	198,290	597,519
Officer’s and Trustees’ fees	7,601	26,876	20,034	62,054
Interest expense and fees	2,784	6,293	7,066	28,727
Other accrued expenses	49,185	90,066	80,270	135,243

Total accrued liabilities	397,811	4,576,582	904,995	3,549,659

Other Liabilities
TOB Trust Certificates	16,235,837	19,494,759	33,469,597	101,817,973
VRDP Shares, at liquidation value of $100,000 per share[3,4]	17,800,000	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	79,900,000	42,200,000	137,200,000

Total other liabilities	34,035,837	99,394,759	75,669,597	239,017,973

Total liabilities	34,433,648	103,971,341	76,574,592	242,567,632

Net Assets Applicable to Common Shareholders	$53,249,824	$173,363,277	$138,202,721	$401,536,088

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$47,238,805	$149,343,663	$124,019,631	$374,650,783
Undistributed net investment income	743,896	2,607,040	1,649,623	3,852,733
Undistributed net realized gain (accumulated net realized loss)	(3,100,636)	110,274	(5,844,613)	(22,858,794)
Net unrealized appreciation (depreciation)	8,367,759	21,302,300	18,378,080	45,891,366

Net Assets Applicable to Common Shareholders	$53,249,824	$173,363,277	$138,202,721	$401,536,088

Net asset value per Common Share	$15.95	$16.49	$15.80	$15.21

[1] Investments at cost — unaffiliated	$77,309,541	$244,968,786	$193,057,264	$583,633,330
[2] Investments at cost — affiliated	$860,286	$6,015,344	$953,611	$6,416,284
[3] Preferred Shares outstanding:
Par value $ 0.001 per share	178	799	422	1,372
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	3,338,684	10,510,852	8,749,418	26,406,273
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2015

Statements of Assets and Liabilities

August 31, 2015	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value — unaffiliated[1]	$562,993,572	$922,428,469	$1,020,735,398
Investments at value — affiliated[2]	11,886,794	3,674,880	8,611,512
Cash pledged for financial futures contracts	253,800	579,150	364,500
Receivables:
Interest	6,801,515	10,687,216	12,837,816
Investments sold	185,000	172,048	1,948,158
Deferred offering costs	—	437,708	—
Variation margin receivable on financial futures contracts	26,456	60,330	37,970
Prepaid expenses	24,939	75,701	33,710

Total assets	582,172,076	938,115,502	1,044,569,064

Accrued Liabilities
Bank overdraft	—	—	1,316
Payables:
Investments purchased	1,714,481	—	4,336,544
TOB Trust	—	112,048	—
Income dividends — Common Shares	1,854,163	2,703,256	3,426,274
Investment advisory fees	540,361	872,221	879,048
Officer’s and Trustees’ fees	56,456	222,189	145,182
Interest expense and fees	17,764	25,227	25,276
Other accrued expenses	129,174	192,606	199,035

Total accrued liabilities	4,312,399	4,127,547	9,012,675

Other Liabilities
TOB Trust Certificates	68,691,599	85,502,460	148,866,950
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	274,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	151,300,000	—	243,800,000

Total other liabilities	219,991,599	360,102,460	392,666,950

Total liabilities	224,303,998	364,230,007	401,679,625

Net Assets Applicable to Common Shareholders	$357,868,078	$573,885,495	$642,889,439

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$332,911,711	$525,907,131	$582,218,000
Undistributed net investment income	3,870,037	8,563,535	7,120,833
Accumulated net realized loss	(18,115,444)	(42,263,961)	(30,533,068)
Net unrealized appreciation (depreciation)	39,201,774	81,678,790	84,083,674

Net Assets Applicable to Common Shareholders	$357,868,078	$573,885,495	$642,889,439

Net asset value per Common Share	$15.25	$15.18	$10.04

[1] Investments at cost — unaffiliated	$523,829,713	$840,963,557	$936,700,786
[2] Investments at cost — affiliated	$11,886,794	$3,674,880	$8,611,512
[3] Preferred Shares outstanding:
Par value $ 0.001 per share	1,513	—	—
Par value $ 0.10 per share	—	2,746	2,438
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	unlimited	1,000,000	10,000,000
[5] Par Value per Common Share	$0.001	$0.10	$0.10
[6] Common Shares outstanding	23,470,421	37,807,776	64,042,503
[7] Common Shares authorized	unlimited	unlimited	150,000,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	63

Statements of Operations

Year Ended August 31, 2015	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Investment Income
Interest — unaffiliated	$3,999,781	$12,538,915	$9,329,388	$28,291,570
Interest — affiliated	672	2,203	578	2,632

Total income	4,000,453	12,541,118	9,329,966	28,294,202

Expenses
Investment advisory	573,836	1,787,668	1,178,543	3,555,776
Liquidity fees	158,781	—	—	—
Professional	48,417	68,749	67,318	118,599
Rating agency	38,982	33,988	33,988	33,988
Remarketing fees on Preferred Shares	18,046	—	—	—
Transfer agent	16,543	24,562	22,286	39,299
Accounting services	16,302	45,287	37,278	59,672
Registration	9,303	9,321	9,306	9,555
Printing	7,270	9,052	8,278	11,717
Custodian	7,119	17,329	12,501	29,976
Officer and Trustees	3,944	12,600	10,159	29,376
Miscellaneous	20,839	35,353	25,107	47,871

Total expenses excluding interest expense, fees and amortization of offering costs	919,382	2,043,909	1,404,764	3,935,829
Interest expense, fees and amortization of offering costs[1]	147,177	993,852	694,696	2,112,123

Total expenses	1,066,559	3,037,761	2,099,460	6,047,952
Less fees waived by the Manager	(70,666)	(120)	(23)	(134)

Total expenses after fees waived	995,893	3,037,641	2,099,437	6,047,818

Net investment income	3,004,560	9,503,477	7,230,529	22,246,384

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	102,792	1,973,863	578,154	1,427,637
Financial futures contracts	(183,536)	(425,764)	(471,515)	(1,746,523)

	(80,744)	1,548,099	106,639	(318,886)

Net change in unrealized appreciation (depreciation) on:
Investments	(982,598)	(1,295,358)	(1,733,121)	(8,688,612)
Financial futures contracts	26,090	58,922	67,942	177,971

	(956,508)	(1,236,436)	(1,665,179)	(8,510,641)

Net realized and unrealized gain (loss)	(1,037,252)	311,663	(1,558,540)	(8,829,527)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$1,967,308	$9,815,140	$5,671,989	$13,416,857

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2015

Statements of Operations

Year Ended August 31, 2015	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest — unaffiliated	$27,334,668	$42,279,616	$48,830,448
Interest — affiliated	2,357	2,412	10,198

Total income	27,337,025	42,282,028	48,840,646

Expenses
Investment advisory	3,216,782	5,203,410	5,228,967
Liquidity fees	—	27,966	—
Professional	112,163	180,364	168,842
Rating agency	33,988	33,067	33,988
Remarketing fees on Preferred Shares	—	27,459	—
Transfer agent	39,816	47,662	60,033
Accounting services	59,672	121,262	129,497
Registration	10,801	13,536	29,458
Printing	11,461	16,097	16,992
Custodian	28,155	41,548	42,920
Officer and Trustees	26,066	23,127	40,387
Miscellaneous	47,992	55,043	59,846

Total expenses excluding interest expense, fees and amortization of offering costs	3,586,896	5,790,541	5,810,930
Interest expense, fees and amortization of offering costs[1]	2,064,049	3,198,938	3,542,753

Total expenses	5,650,945	8,989,479	9,353,683
Less fees waived by the Manager	(245)	(252,913)	(994)

Total expenses after fees waived	5,650,700	8,736,566	9,352,689

Net investment income	21,686,325	33,545,462	39,487,957

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	857,560	2,080,367	3,389,695
Financial futures contracts	(1,100,676)	(1,941,792)	(1,053,988)

	(243,116)	138,575	2,335,707

Net change in unrealized appreciation (depreciation) on:
Investments	(4,376,545)	(12,336,839)	(15,439,774)
Financial futures contracts	80,481	287,559	123,380

	(4,296,064)	(12,049,280)	(15,316,394)

Net realized and unrealized loss	(4,539,180)	(11,910,705)	(12,980,687)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$17,147,145	$21,634,757	$26,507,270

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	65

Statements of Changes in Net Assets

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Bond Trust (BBK)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$3,004,560	$3,095,298	$9,503,477	$10,163,248
Net realized gain (loss)	(80,744)	(683,440)	1,548,099	(1,390,541)
Net change in unrealized appreciation (depreciation)	(956,508)	7,313,640	(1,236,436)	27,030,711

Net increase in net assets applicable to Common Shareholders resulting from operations	1,967,308	9,725,498	9,815,140	35,803,418

Distributions to Common Shareholders From[1]
Net investment income	(3,044,880)	(3,044,880)	(10,250,183)	(10,140,509)

Net realized gain	—	—	—	(867,349)

Decrease in net assets resulting from distributions to Common Shareholders	(3,044,880)	(3,044,880)	(10,250,183)	(11,007,858)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,077,572)	6,680,618	(435,043)	24,795,560
Beginning of year	54,327,396	47,646,778	173,798,320	149,002,760

End of year	$53,249,824	$54,327,396	$173,363,277	$173,798,320

Undistributed net investment income, end of year	$743,896	$771,516	$2,607,040	$3,306,462

	BlackRock Municipal Income Investment Quality Trust (BAF)		BlackRock Municipal Income Quality Trust (BYM)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$7,230,529	$7,255,468	$22,246,384	$22,636,343
Net realized gain (loss)	106,639	(3,438,451)	(318,886)	(6,919,380)
Net change in unrealized appreciation (depreciation)	(1,665,179)	22,136,095	(8,510,641)	63,874,690

Net increase in net assets applicable to Common Shareholders resulting from operations	5,671,989	25,953,112	13,416,857	79,591,653

Distributions to Common Shareholders From[1]
Net investment income	(7,192,022)	(7,192,022)	(22,656,582)	(24,188,146)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,520,033)	18,761,090	(9,239,725)	55,403,507
Beginning of year	139,722,754	120,961,664	410,775,813	355,372,306

End of year	$138,202,721	$139,722,754	$401,536,088	$410,775,813

Undistributed net investment income, end of year	$1,649,623	$1,596,663	$3,852,733	$4,244,894

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2015

Statements of Changes in Net Assets

	BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Investment Quality Fund (MFL)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$21,686,325	$21,890,479	$33,545,462	$33,618,131
Net realized gain (loss)	(243,116)	(6,923,260)	138,575	(10,629,175)
Net change in unrealized appreciation (depreciation)	(4,296,064)	58,889,836	(12,049,280)	92,330,069

Net increase in net assets applicable to Common Shareholders resulting from operations	17,147,145	73,857,055	21,634,757	115,319,025

Distributions to Common Shareholders From[1]
Net investment income	(22,592,238)	(23,298,295)	(32,439,071)	(32,439,071)

Capital Share Transactions
Reinvestment of common distributions	274,680	150,439	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(5,170,413)	50,709,199	(10,804,314)	82,879,954
Beginning of year	363,038,491	312,329,292	584,689,809	501,809,855

End of year	$357,868,078	$363,038,491	$573,885,495	$584,689,809

Undistributed net investment income, end of year	$3,870,037	$4,746,351	$8,563,535	$7,434,839

	BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$39,487,957	$40,614,327
Net realized gain (loss)	2,335,707	(2,382,781)
Net change in unrealized appreciation (depreciation)	(15,316,394)	77,481,188

Net increase in net assets applicable to Common Shareholders resulting from operations	26,507,270	115,712,734

Distributions to Common Shareholders From[1]
Net investment income	(41,164,637)	(43,508,693)

Capital Share Transactions
Reinvestment of common distributions	624,769	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(14,032,598)	72,204,041
Beginning of year	656,922,037	584,717,996

End of year	$642,889,439	$656,922,037

Undistributed net investment income, end of year	$7,120,833	$8,736,704

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	67

Statements of Cash Flows

Year Ended August 31, 2015	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$1,967,308	$9,815,140	$5,671,989	$13,416,857
Proceeds from sales of long-term investments	14,462,475	101,498,652	27,079,384	73,377,844
Purchases of long-term investments	(14,418,952)	(98,657,841)	(29,034,080)	(76,149,125)
Net proceeds from sales (purchases) of short-term securities	(161,863)	(2,588,707)	367,769	(2,317,565)
(Increase) decrease in assets:
Cash pledged for financial futures contracts	33,050	(31,050)	(26,800)	32,950
Interest receivable	(2,279)	(254,918)	7,347	(152,692)
Variation margin receivable on financial futures contracts	(2,953)	(14,298)	(8,625)	(30,704)
Prepaid expenses	(6,017)	(848)	(860)	(543)
Increase (decrease) in liabilities:
Payables:
Interest expense and fees	(25)	1,133	(88)	3,915
Investment advisory fees	41,985	152,088	99,078	299,808
Officer’s and Trustees’ fees	(1,000)	(3,398)	(2,608)	(8,025)
Other accrued expenses	8,837	13,534	13,233	37,573
Amortization of premium and accretion of discount on investments	233,640	(1,006,263)	731,983	(1,260,150)
Net realized gain on investments	(102,792)	(1,907,699)	(578,154)	(1,427,637)
Net unrealized loss on investments	982,598	1,295,358	1,733,121	8,688,612

Net cash provided by operating activities	3,034,012	8,310,883	6,052,689	14,511,118

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(3,044,880)	(10,323,759)	(7,192,022)	(22,656,582)
Proceeds from TOB Trust Certificates	—	1,995,000	1,874,831	21,248,528
Repayments of TOB Trust Certificates	—	—	(750,000)	(13,246,334)
Increase in bank overdraft	—	—	—	118,857
Amortization of deferred offering costs	10,868	17,876	14,502	24,413

Net cash used for financing activities	(3,034,012)	(8,310,883)	(6,052,689)	(14,511,118)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$136,334	$974,843	$680,282	$2,083,795

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	—

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2015

Statements of Cash Flows

Year Ended August 31, 2015	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$17,147,145	$21,634,757	$26,507,270
Proceeds from sales of long-term investments	61,486,080	124,314,148	200,846,947
Purchases of long-term investments	(56,295,825)	(125,973,814)	(208,918,446)
Net proceeds from sales (purchases) of short-term securities	(4,429,468)	2,523,487	4,494,282
(Increase) decrease in assets:
Cash pledged for financial futures contracts	115,200	(105,150)	113,500
Interest receivable	8,422	114,048	(349,335)
Variation margin receivable on financial futures contracts	(9,563)	(38,642)	(16,095)
Prepaid expenses	(1,060)	(25,452)	(1,471)
Increase (decrease) in liabilities:
Payables:
Interest expense and fees	3,225	985	(2,839)
Investment advisory fees	270,332	432,815	437,625
Officer’s and Trustees’ fees	(7,174)	(5,586)	(19,275)
Other accrued expenses	31,918	47,717	54,763
Amortization of premium and accretion of discount on investments	400,228	2,788,721	1,569,497
Net realized gain on investments	(735,524)	(2,080,367)	(3,416,599)
Net unrealized loss on investments	4,376,545	12,336,839	15,439,774

Net cash provided by operating activities	22,360,481	35,964,506	36,739,598

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(22,386,542)	(32,439,071)	(40,536,644)
Proceeds from TOB Trust Certificates	—	—	4,990,417
Repayments of TOB Trust Certificates	—	(3,542,370)	(1,234,078)
Increase in bank overdraft	—	—	1,316
Amortization of deferred offering costs	26,061	16,935	39,391

Net cash used for financing activities	(22,360,481)	(35,964,506)	(36,739,598)

Cash
Net increase in cash	—	—	—
Cash at beginning of year	—	—	—

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$2,034,763	$3,181,018	$3,506,201

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	274,680	—	624,769

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	69

Financial Highlights	BlackRock Municipal Bond Investment Trust (BIE)

	Year Ended August 31,
	2015	2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$16.27	$14.27		$16.88	$14.67		$15.51

Net investment income[1]	0.90	0.93		0.90	0.92		1.03
Net realized and unrealized gain (loss)	(0.31)	1.98		(2.58)	2.26		(0.89)
Distributions to AMPS Shareholders from net investment income	—	—		—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.59	2.91		(1.68)	3.18		0.12

Distributions to Common Shareholders from net investment income[3]	(0.91)	(0.91)		(0.93)	(0.97)		(0.96)

Net asset value, end of year	$15.95	$16.27		$14.27	$16.88		$14.67

Market price, end of year	$14.10	$14.58		$13.14	$16.61		$14.22

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.26%	21.64%		(10.35)%	22.36%		1.29%

Based on market price	2.85%	18.37%		(16.10)%	24.21%		(2.38)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.97%	2.07%		2.09%	2.21%	[5]	1.81%	[5]

Total expenses after fees waived and paid indirectly	1.84%	1.94%		1.96%	2.12%	[5]	1.66%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.56% [7]	1.63%	[7]	1.60% [7]	1.72%	[5,7]	1.39%	[5]

Net investment income	5.54%	6.05%		5.45%	5.78%	[5]	7.25%	[5]

Distributions to AMPS Shareholders	—	—		—	0.01%		0.13%

Net investment income to Common Shareholders	5.54%	6.05%		5.45%	5.77%		7.12%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$53,250	$54,327		$47,647	$56,331		$48,941

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—	—		$17,850

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—	—		$93,546

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$17,800	$17,800		$17,800	$17,800		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$399,156	$405,210		$367,678	$416,465		—

Borrowings outstanding, end of year (000)	$16,236	$16,236		$16,756	$18,585		$16,276

Portfolio turnover rate	17%	18%		32%	36%		25%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.24%, 1.27%, 1.27% and 1.42%, respectively.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$16.54	$14.18	$16.79	$14.48		$15.29

Net investment income[1]	0.90	0.97	0.96	1.01		1.14
Net realized and unrealized gain (loss)	0.03	2.43	(2.46)	2.37		(0.87)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.93	3.40	(1.50)	3.37		0.24

Distributions to Common Shareholders from:[2]
Net investment income	(0.98)	(0.96)	(0.97)	(1.06)		(1.05)
Net realized gain	—	(0.08)	(0.14)	—		—

Total distributions to Common Shareholders	(0.98)	(1.04)	(1.11)	(1.06)		(1.05)

Net asset value, end of year	$16.49	$16.54	$14.18	$16.79		$14.48

Market price, end of year	$15.23	$15.59	$13.49	$17.16		$14.86

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.96%	25.27%	(9.52)%	23.96%		2.02%

Based on market price	3.83%	24.11%	(15.78)%	23.45%		1.38%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.73%	1.84% [5]	1.82%	1.69%	[4]	1.33%	[4]

Total expenses after fees waived and paid indirectly	1.73%	1.84% [5]	1.82%	1.64%	[4]	1.19%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.16%	1.19%	1.17%	1.18%	[4,6]	1.16%	[4]

Net investment income	5.41%	6.29%	5.85%	6.39%	[4]	8.15%	[4]

Distributions to AMPS Shareholders	—	—	—	0.04%		0.19%

Net investment income to Common Shareholders	5.41%	6.29%	5.85%	6.35%		7.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$173,363	$173,798	$149,003	$176,216		$151,471

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$79,900

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$72,394

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	$79,900	$79,900	$79,900		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$316,975	$317,520	$286,487	$320,545		—

Borrowings outstanding, end of year (000)	$19,495	$19,495	$17,039	$14,489		$7,399

Portfolio turnover rate	34%	32%	32%	46%		27%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	71

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.97	$13.83	$16.53	$14.50		$15.08

Net investment income[1]	0.83	0.83	0.81	0.83		0.91
Net realized and unrealized gain (loss)	(0.18)	2.13	(2.68)	2.09		(0.58)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.65	2.96	(1.87)	2.92		0.31

Distributions to Common Shareholders from net investment income[3]	(0.82)	(0.82)	(0.83)	(0.89)		(0.89)

Net asset value, end of year	$15.80	$15.97	$13.83	$16.53		$14.50

Market price, end of year	$13.89	$14.18	$12.82	$16.24		$13.92

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.71%	22.67%	(11.69)%	20.76%		2.62%

Based on market price	3.68%	17.50%	(16.68)%	23.59%		(5.01)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.58%	1.63%	1.49%	[5]	1.25%	[5]

Total expenses after fees waived and paid indirectly	1.50%	1.58%	1.63%	1.49%	[5]	1.23%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.00%	1.03%	1.03%	1.06%	[5,7]	1.09%	[5]

Net investment income	5.16%	5.56%	5.02%	5.31%	[5]	6.51%	[5]

Distributions to AMPS Shareholders	—	—	—	0.02%		0.12%

Net investment income to Common Shareholders	5.16%	5.56%	5.02%	5.29%		6.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$138,203	$139,723	$120,962	$144,587		$126,783

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$42,275

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$99,975

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	$42,200	$42,200	$42,200		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$427,495	$431,097	$386,639	$442,624		—

Borrowings outstanding, end of year (000)	$33,470	$32,345	$33,845	$36,497		$22,266

Portfolio turnover rate	13%	26%	43%	51%		33%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.56	$13.46	$16.11	$14.09		$14.64

Net investment income[1]	0.84	0.86	0.91	0.93		0.97
Net realized and unrealized gain (loss)	(0.33)	2.16	(2.62)	2.02		(0.58)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.51	3.02	(1.71)	2.95		0.37

Distributions to Common Shareholders from net investment income[3]	(0.86)	(0.92)	(0.94)	(0.93)		(0.92)

Net asset value, end of year	$15.21	$15.56	$13.46	$16.11		$14.09

Market price, end of year	$13.67	$13.96	$12.59	$16.73		$13.85

Total Return Applicable to Common Shareholders[4]
Based on net asset value	3.85%	23.69%	(11.13)%	21.54%		3.09%

Based on market price	4.03%	18.65%	(19.96)%	28.40%		(2.79)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	1.55%	1.55%	1.46%	[5]	1.25%	[5]

Total expenses after fees waived and paid indirectly	1.47%	1.55%	1.55%	1.46%	[5]	1.24%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.96%	0.98%	0.96%	1.00%	[5,7]	1.07%	[5]

Net investment income	5.42%	5.89%	5.77%	6.12%	[5]	7.15%	[5]

Distributions to AMPS Shareholders	—	—	—	0.03%		0.14%

Net investment income to Common Shareholders	5.42%	5.89%	5.77%	6.09%		7.01%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$401,536	$410,776	$355,372	$424,785		$371,014

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$137,250

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$92,580

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$392,665	$399,399	$359,018	$409,610		—

Borrowings outstanding, end of year (000)	$101,818	$93,816	$114,948	$105,454		$85,964

Portfolio turnover rate	12%	20%	24%	17%		19%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	73

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.48	$13.32	$16.10	$13.96		$14.63

Net investment income[1]	0.92	0.93	0.97	1.02		1.08
Net realized and unrealized gain (loss)	(0.19)	2.22	(2.72)	2.14		(0.73)
Distributions to AMPS Shareholders from net investment income:	—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.73	3.15	(1.75)	3.15		0.33

Distributions to Common Shareholders from net investment income[2]	(0.96)	(0.99)	(1.03)	(1.01)		(1.00)

Net asset value, end of year	$15.25	$15.48	$13.32	$16.10		$13.96

Market price, end of year	$14.18	$14.70	$13.20	$16.74		$14.13

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.01%	24.73%	(11.60)%	23.25%		2.70%

Based on market price	2.83%	19.52%	(15.75)%	26.61%		(0.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.64%	1.67%	1.55%	[4]	1.18%	[4]

Total expenses after fees waived and paid indirectly	1.55%	1.64%	1.67%	1.48%	[4]	1.10%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.98%	1.01%	1.00%	0.96%	[4,6]	1.01%	[4]

Net investment income	5.94%	6.49%	6.17%	6.74%	[4]	7.94%	[4]

Distributions to AMPS Shareholders	—	—	—	0.03%		0.17%

Net investment income to Common Shareholders	5.94%	6.49%	6.17%	6.71%		7.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$357,868	$363,038	$312,329	$376,774		$325,713

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$151,300

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$78,819

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300	$151,300		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$336,529	$339,946	$306,430	$349,025		—

Borrowings outstanding, end of year (000)	$68,692	$68,692	$73,531	$88,876		$43,451

Portfolio turnover rate	10%	16%	17%	24%		16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Year Ended August 31,
	2015	2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.46	$13.27		$15.96	$14.00		$14.69

Net investment income[1]	0.89	0.89		0.87	0.86		0.95
Net realized and unrealized gain (loss)	(0.31)	2.16		(2.66)	2.02		(0.71)
Distributions to AMPS Shareholders from net investment income	—	—		—	—		(0.02)

Net increase (decrease) from investment operations	0.58	3.05		(1.79)	2.88		0.22

Distributions to Common Shareholders from net investment income[2]	(0.86)	(0.86)		(0.90)	(0.92)		(0.91)

Net asset value, end of year	$15.18	$15.46		$13.27	$15.96		$14.00

Market price, end of year	$14.06	$13.92		$12.59	$16.13		$13.84

Total Return Applicable to Common Shareholders[3]
Based on net asset value	4.29%	24.24%		(11.70)%	21.22%		2.01%

Based on market price	7.28%	17.91%		(17.11)%	23.93%		1.12%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	1.64%		1.71%	1.87%		1.37%	[4]

Total expenses after fees waived and paid indirectly	1.49%	1.57%		1.62%	1.80%		1.30%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.95% [6]	1.19%	[6]	1.29% [6]	1.39%	[6]	1.14%	[4]

Net investment income	5.73%	6.18%		5.55%	5.76%		7.03%	[4]

Distributions to AMPS Shareholders	—	—		—	—		0.18%

Net investment income to Common Shareholders	5.73%	6.18%		5.55%	5.76%		6.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$573,885	$584,690		$501,810	$602,780		$528,173

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600	$274,600		$274,600	$274,600		$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$308,990	$312,924		$282,742	$319,152		$292,343

Borrowings outstanding, end of year (000)	$85,502	$89,157		$95,959	$131,323		$74,965

Portfolio turnover rate	13%	25%		59%	44%		32%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the years ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%, 0.95%, 0.92% and 0.99%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	75

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$10.27	$9.14	$10.68	$9.55		$10.01

Net investment income[1]	0.62	0.63	0.67	0.69		0.73
Net realized and unrealized gain (loss)	(0.21)	1.18	(1.50)	1.16		(0.47)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.41	1.81	(0.83)	1.84		0.24

Distributions to Common Shareholders from net investment income[2]	(0.64)	(0.68)	(0.71)	(0.71)		(0.70)

Net asset value, end of year	$10.04	$10.27	$9.14	$10.68		$9.55

Market price, end of year	$9.65	$9.83	$8.91	$11.28		$9.73

Total Return Applicable to Common Shareholders[3]
Based on net asset value	4.27%	20.70%	(8.39)%	19.85%		2.90%

Based on market price	4.71%	18.50%	(15.45)%	24.24%		1.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.43%	1.49%	1.54%	1.51%	[4]	1.28%	[4]

Total expenses after fees waived and paid indirectly	1.43%	1.49%	1.54%	1.51%	[4]	1.28%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.89%	0.91%	0.91%	0.98%	[4,6]	1.05%	[4]

Net investment income	6.03%	6.53%	6.43%	6.79%	[4]	7.93%	[4]

Distributions to AMPS Shareholders	—	—	—	0.05%		0.18%

Net investment income to Common Shareholders	6.03%	6.53%	6.43%	6.74%		7.75%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$642,889	$656,922	$584,718	$679,207		$602,234

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$243,825

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$86,749

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800	$243,800		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$363,695	$369,451	$339,835	$378,592		—

Borrowings outstanding, end of year (000)	$148,867	$145,111	$149,085	$199,256		$173,251

Portfolio turnover rate	18%	14%	11%	11%		10%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Bond Investment Trust	BIE	Delaware	Non-diversified
BlackRock Municipal Bond Trust	BBK	Delaware	Diversified
BlackRock Municipal Income Investment Quality Trust	BAF	Delaware	Non-diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Non-diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Non-diversified

The Boards of Trustees/Directors of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees/directors thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

ANNUAL REPORT	AUGUST 31, 2015	77

Notes to Financial Statements (continued)

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Trusts’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

78	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended August 31, 2015, no TOB Trusts in which the Trusts participated were terminated without the consent of the Trusts.

While the Trusts’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Trusts to borrow money for purposes of making investments. The Trusts’ management believes that the Trusts’ restrictions on borrowings do not apply to the secured borrowings. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial

ANNUAL REPORT	AUGUST 31, 2015	79

Notes to Financial Statements (continued)

reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. The Trusts typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

At August 31, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates
BIE	$31,229,314	$16,235,837	0.02% - 0.27%
BBK	$35,579,226	$19,494,759	0.02% - 0.23%
BAF	$62,526,950	$33,469,597	0.02% - 0.23%
BYM	$181,234,818	$101,817,973	0.02% - 0.55%
BLE	$120,888,557	$68,691,599	0.01% - 0.23%
MFL	$167,212,621	$85,502,460	0.02% - 0.27%
MVF	$299,152,828	$148,866,950	0.01% - 0.23%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trusts will usually enter into a reimbursement agreement with the Liquidity Provider where the Trusts are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at August 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at August 31, 2015.

80	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

For the year ended August 31, 2015, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BIE	$16,235,837	0.66%
BBK	$19,494,759	0.66%
BAF	$31,862,322	0.71%
BYM	$99,030,783	0.62%
BLE	$68,691,599	0.63%
MFL	$86,345,766	0.71%
MVF	$147,235,223	0.61%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee based on a percentage of each Trust’s average weekly managed assets at the following annual rates:

	BIE	BBK	BAF	BYM	BLE
Investment advisory fee	0.65%	0.65%	0.55%	0.55%	0.55%

ANNUAL REPORT	AUGUST 31, 2015	81

Notes to Financial Statements (continued)

MFL and MVF each pay the Manager a monthly fee based on a percentage of MFL’s and MVF’s, respective, average daily net assets at an annual rate of 0.55% and 0.50%, respectively.

“Managed assets” and “net assets” each mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred stock).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended August 31, 2015, the amounts waived were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Amounts waived	$40	$120	$23	$134	$245	$79	$994

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses, with respect to BIE as a percentage of its average weekly managed assets of 0.08%. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOB Trusts that exceed 35% of its total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of Preferred Shares). The amounts waived are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2015, the amounts included in fees waived by Manager were as follows:

Amounts Waived
BIE	$70,626
MFL	$252,834

These voluntary waivers may be reduced or discontinued at any time without notice.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended August 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Purchases	$14,418,952	$93,056,560	$29,034,080	$76,702,482	$57,061,282	$125,973,814	$211,649,960
Sales	$14,462,475	$102,397,843	$27,079,384	$74,691,768	$61,341,080	$124,486,196	$184,807,939

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended August 31, 2015. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2015, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, income recognized from pass-through entities and distributions received from a regulated investment company were reclassified to the following accounts:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	$(10,870)	$(17,878)	$(14,502)	$(24,414)	$(26,061)	$(16,937)	$(39,389)
Undistributed net investment income	$12,700	$47,284	$14,453	$18,037	$29,599	$22,305	$60,809
Undistributed net realized gain (accumulated net realized loss)	$(1,830)	$(29,406)	$49	$6,377	$(3,538)	$(5,368)	$(21,420)

82	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt income[1]	8/31/2015	$3,068,707	$11,028,806	$7,631,874	$24,086,618	$24,104,448	$34,971,566	$43,639,676
	8/31/2014	$3,072,297	$10,928,168	$7,639,133	$25,638,804	$24,890,090	$33,858,640	$46,057,995
Ordinary income[2]	8/31/2015	—	58,444	—	—	69,242	144	70,002
	8/31/2014	—	447,312	—	2,986	11,567	—	34,555
Long-term capital gains	8/31/2014	—	509,853	—	—	—	—	—

Total	8/31/2015	$3,068,707	$11,087,250	$7,631,874	$24,086,618	$24,173,690	$34,971,710	$43,709,678

	8/31/2014	$3,072,297	$11,885,333	$7,639,133	$25,641,790	$24,901,657	$33,858,640	$46,092,550

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2015, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2015, the tax components of accumulated net earnings were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$506,117	$2,508,917	$1,542,752	$2,266,248	$2,996,043	$7,960,255	$5,262,754
Undistributed ordinary income	—	153,109	—	—	—	—	50,052
Capital loss carryforwards	(2,593,039)	—	(5,389,992)	(18,272,768)	(16,272,627)	(40,173,327)	(24,306,450)
Net unrealized gains[3]	8,097,941	21,357,588	18,030,330	42,891,825	38,232,951	80,191,436	79,665,083

Total	$6,011,019	$24,019,614	$14,183,090	$26,885,305	$24,956,367	$47,978,364	$60,671,439

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, amortization methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the deferral of compensation to Trustees and the treatment of residual interests in TOB Trusts.

As of August 31, 2015, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BIE	BAF	BYM	BLE	MFL	MVF
2016	—	—	$3,216,104	—	—	—
2017	—	—	6,430,212	$2,066,643	$1,863,647	$7,618,622
2018	$150,549	—	2,209,430	4,366,226	11,734,707	—
2019	718,157	—	—	2,448,693	—	5,276,524
No expiration date[4]	1,724,333	$5,389,992	6,417,022	7,391,065	26,574,973	11,411,304

Total	$2,593,039	$5,389,992	$18,272,768	$16,272,627	$40,173,327	$24,306,450

[4]	Must be utilized prior to losses subject to expiration.

During the year ended August 31 2015, BBK utilized $985,165 of its capital loss carryforward.

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$62,178,604	$231,348,012	$160,821,677	$491,074,604	$467,837,735	$760,192,356	$798,643,818

Gross unrealized appreciation	$8,379,939	$23,223,941	$18,389,199	$49,989,238	$45,725,067	$82,367,353	$90,806,582
Gross unrealized depreciation	(275,240)	(1,809,901)	(340,987)	(7,041,727)	(7,374,035)	(1,958,820)	(8,970,440)

Net unrealized appreciation	$8,104,699	$21,414,040	$18,048,212	$42,947,511	$38,351,032	$80,408,533	$81,836,142

9. Principal Risks:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of August 31, 2015, BIE, BAF and BYM invested a significant portion of their assets in securities in the county, city, special district, school district and transportation sectors. BLE and MFL invested a significant portion of their assets in securities in the transportation sector. BBK invested a significant portion of its assets in securities in the health sector. MVF invested a significant portion of its assets in securities in the heath and the transportation sectors.

ANNUAL REPORT	AUGUST 31, 2015	83

Notes to Financial Statements (continued)

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Each of BIE, BBK, BAF, BYM and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

84	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, including AMPS, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, including AMPS, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BLE	MVF
2015	17,405	60,265
2014	10,827	—

For the years ended August 31, 2015 and August 31, 2014 shares issued and outstanding remained constant for BIE, BBK BAF, BYM and MFL.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BIE and MFL (collectively, the “VRDP Trusts”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. VRDP Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, the VRDP Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the year ended August 31, 2015, the VRDP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BIE	9/15/11	178	$17,800,000	10/01/41
MFL	6/30/11	2,746	$274,600,000	7/01/41

The VRDP Trusts entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BIE and the liquidity provider is for 364 day term and is scheduled to expire on December 4, 2015. The fee agreement between MFL and the liquidity provider is for a three year term and is scheduled to expire on April 19, 2017.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Trusts are required to begin to segregate liquid assets with the VRDP Trust’s custodian to fund the redemption. There is no assurance the VRDP Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, VRDP Trusts are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

ANNUAL REPORT	AUGUST 31, 2015	85

Notes to Financial Statements (continued)

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2015, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of August 31, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for BIE were P1, F1 and A2 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares of MFL were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below. On July 15, 2015, the S&P short-term ratings of the VRDP Shares of Barclays VRDP Funds were downgraded from A1 to A2. The downgrade of the VRDP Shares of Barclays VRDP Funds followed the June 9, 2015 downgrade of Barclays Bank PLC by S&P.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BIE’s VRDP Shares that were tendered for remarketing during the year ended August 31, 2015 were successfully remarketed.

For the year ended August 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	BIE	MFL
Rate	0.13%	0.92%

On April 17, 2014, MFL commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by MFL on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MFL is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MFL will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when MFL’s VRDP Shares revert back to remarketable securities.

If MFL redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017, the holder of the VRDP Shares and MFL may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the year ended August 31, 2015, VRDP Shares issued and outstanding of each Trust remained constant.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act.

86	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

As of the year ended August 31, 2015, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	1/02/19
BAF	12/16/11	422	$42,200,000	1/02/19
BYM	12/16/11	1,372	$137,200,000	1/02/19
BLE	12/16/11	1,513	$151,300,000	1/02/19
MVF	12/16/11	2,438	$243,800,000	1/02/19

In June 2015, the term of the VMTP Shares was extended to January 2, 2019. Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2015, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the year ended August 31, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

	BBK	BAF	BYM	BLE	MVF
Rate	1.05%	1.04%	1.04%	1.05%	1.04%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended August 31, 2015, VMTP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

ANNUAL REPORT	AUGUST 31, 2015	87

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on October 1, 2015 to Common Shareholders of record on September 15, 2015:

Common Dividend Per Share
BIE	$0.0760
BBK	$0.0750
BAF	$0.0685
BYM	$0.0715
BLE	$0.0790
MFL	$0.0715
MVF	$0.0535

Additionally, the Trusts declared a net investment income dividend on October 1, 2015 payable to Common Shareholders of record on October 15, 2015 for the same amounts noted above.

The dividends declared on Preferred Shares for the period September 1, 2015 to September 30, 2015 for the Trusts were as follows:

	Preferred Shares	Series	Dividend Declared
BIE	VRDP Shares	W-7	$1,756
BBK	VMTP Shares	W-7	$66,985
BAF	VMTP Shares	W-7	$35,379
BYM	VMTP Shares	W-7	$115,022
BLE	VMTP Shares	W-7	$126,843
MFL	VRDP Shares	W-7	$203,129
MVF	VMTP Shares	W-7	$204,391

88	ANNUAL REPORT	AUGUST 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust,

BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, and BlackRock MuniHoldings Investment Quality Fund, and to the Shareholders and Board of Directors of BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (collectively, the “Trusts”), as of August 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2015, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2015

ANNUAL REPORT	AUGUST 31, 2015	89

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Municipal Bond Investment Trust (“BIE”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BIE, BBK, BAF, BYM, BLE and MFL, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to

90	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements (continued)

better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	AUGUST 31, 2015	91

Disclosure of Investment Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of each of BYM and MFL noted that for the one-, three- and five-year periods reported, its respective Fund ranked in the first, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of each of BBK, BLE and MVF noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite.

The Board of BIE noted that for the one-, three- and five-year periods reported, BIE ranked in the third, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite. The Board of BIE and BlackRock reviewed and discussed the reasons for BIE’s underperformance during the one-year period, and the Board of BIE noted that they will monitor BIE’s performance.

The Board of BAF noted that for the one-, three- and five-year periods reported, BAF ranked in the second, third and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as

92	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements (continued)

part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BIE noted that BIE’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. BIE’s Board determined that BIE’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Fund’s Expense Peers. BIE’s Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The waiver was implemented on June 1, 2012. After discussions between the Board of BIE, including the Independent Board Members, and BlackRock, the Board of BIE and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board of BBK noted that BBK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. The Board of BBK determined that BBK’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by the Fund’s Expense Peers.

The Board of BAF noted that BAF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board of each of BYM, MFL and MVF noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of BLE noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board of BLE determined that BLE’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts

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Disclosure of Investment Advisory Agreements (concluded)

related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

94	ANNUAL REPORT	AUGUST 31, 2015

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BIE, BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	AUGUST 31, 2015	95

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

96	ANNUAL REPORT	AUGUST 31, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. The Board has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Trusts in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2014 to present (Trustee); 2011 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

ANNUAL REPORT	AUGUST 31, 2015	97

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2014 to present (Trustee); 2011 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trusts and Jonathan Diorio became a Vice President of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Bank of America, N.A.[3] New York, NY 10036 Barclays Bank PLC[4] New York, NY 10019	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[3] New York, NY 10036 Barclays Capital Inc.[4] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[3]	For MFL.

[4]	For BIE.

98	ANNUAL REPORT	AUGUST 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect director nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Frank J. Fabozzi[1,4]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	1,372	0	0	23,643,124	1,385,708	0	23,732,995	1,295,836	0
BAF	422	0	0	7,705,557	435,122	0	7,693,601	447,078	0
BBK	799	0	0	9,406,464	299,082	0	9,449,093	256,453	0
BIE	178	0	0	3,026,435	105,685	0	2,977,306	154,814	0
BLE	1,513	0	0	21,093,232	447,703	0	21,047,718	493,217	0
	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	23,721,993	1,306,839	0	23,764,522	1,264,309	0
BAF	7,704,709	435,970	0	7,716,180	424,499	0
BBK	9,440,399	265,147	0	9,428,967	276,579	0
BIE	3,026,435	105,685	0	3,034,852	97,268	0
BLE	20,998,752	542,184	0	21,071,412	469,523	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II

[2]	Class III

[3]	Class I

[4]	Voted on by holders of Preferred Shares only.

Approved the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi¹
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,059,244	881,562	0	35,066,957	873,849	0	2,746	0	0
MVF	59,117,534	2,113,272	0	59,153,317	2,077,489	0	2,438	0	0
	Kathleen F. Feldstein			James T. Flynn			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,031,898	908,908	0	35,049,307	891,499	0	35,065,625	875,181	0
MVF	58,870,260	2,360,546	0	59,065,490	2,165,316	0	59,096,993	2,133,813	0
	R. Glenn Hubbard			W. Carl Kester¹			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,035,072	905,734	0	2,746	0	0	35,066,757	874,049	0
MVF	58,629,716	2,601,090	0	2,438	0	0	59,172,751	2,058,055	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,066,513	874,293	0	35,058,877	881,929	0
MVF	59,156,801	2,074,005	0	59,212,294	2,018,512	0

¹	Voted on by holders of Preferred Shares only.

ANNUAL REPORT	AUGUST 31, 2015	99

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

100	ANNUAL REPORT	AUGUST 31, 2015

Additional Information (concluded)

General Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2015	101

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-7-8/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund, Inc.	$37,163	$37,163	$0	$0	$22,032	$21,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund, Inc.	$22,032	$21,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2015.

(a)(1) The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of August 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio	10	0	0	0	0	0
	$3.11 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$28.53 Billion	$0	$0	$0	$0	$0
Walter O’Connor	59	0	0	0	0	0
	$22.45 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio	$10,001-$50,000
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	$50,001-$100,000

(b) Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: November 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: November 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund, Inc.

Date: November 3, 2015